EXHIBIT 10.1
                      GOLDEN COMPREHENSIVE SECURITY PROGRAM

               (As Amended and Restated Effective January 1, 1993)
                     (Conformed Through the First Amendment)


















                             McDermott, Will & Emery
                                Chicago, Illinois




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                              C E R T I F I C A T E



          I, ______________________________________________________, Secretary
of WESTERN PUBLISHING COMPANY, INC., hereby certify that the attached is a full, true and complete copy of the GOLDEN COMPREHENSIVE SECURITY PROGRAM, as in effect on the date hereof.

          Dated this ----- day of -----------------------, 1993.


                                           --------------------------------
                                               Secretary as Aforesaid

                                                   (Corporate Seal)




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                              GOLDEN COMPREHENSIVE
                              --------------------
                                SECURITY PROGRAM
                                ----------------


                                    SECTION 1
                                    ---------

                                  INTRODUCTION
                                  ------------

          1.1 PURPOSE. GOLDEN COMPREHENSIVE SECURITY PROGRAM (the "plan") is maintained by WESTERN PUBLISHING COMPANY, INC. (the "company") and, effective April 23, 1986, by WESTERN PUBLISHING GROUP, INC., the company's parent ("parent") for eligible employees of the company and the parent and the eligible employees of any other United States subsidiary of the company or the parent which adopts the plan, with the consent of the company. The purpose of the plan is to replace the Western Pension Plan for Salaried Employees and other plans previously maintained for eligible employees and to provide for the accumulation of funds from both employer and participant contributions in order to provide retirement income to participants when they retire from the employ of the employers, thereby providing for their future financial security. The plan is designed as a qualified pension and profit sharing plan under the provisions of Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Code").

          1.2 EFFECTIVE DATE, PLAN YEAR. The original effective date of the plan was November 1, 1984. The plan, as set forth below, constitutes an amendment and restatement of the plan effective January 1, 1993 (the "effective date"). A "plan year" means each calendar year.


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          1.3 EMPLOYERS. The company, the parent and any United States subsidiary of the company or the parent which adopts the plan and trust with the consent of the company are sometimes referred to hereinafter collectively as the "employers" and individually as an "employer."

          1.4 PLAN ADMINISTRATION. The plan will be administered by a pension security committee (the "committee") appointed by the company, as described in
Section 9. Participants will be notified of the identity of the committee members and of any change in the membership of such committee.

          1.5 TRUSTEE, TRUST AGREEMENT, TRUST FUND. Funds contributed by the employers or participants under the plan will be held and invested in a trust fund, until distributed, by a trustee (the "trustee") appointed by the company. The trustee will act under a trust agreement between the employers and the trustee. Participants will be notified of the identity of the trustee, and of any change in trustee.

          1.6 EXAMINATION OF PLAN DOCUMENTS. Copies of the plan and trust agreement, and any amendments thereto, will be made available at the principal office of each employer where they may be examined by any participant or beneficiary entitled to receive benefits under the plan. The provisions of and benefits under the plan are subject to the terms and provisions of the trust agreement.


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          1.7 NOTICES. Any notice or document required to be given to or filed with the committee shall be considered as given or filed if delivered or mailed by registered mail, postage prepaid, addressed as follows:

              Benefit Plans Administration Committee
              Western Publishing Company, Inc.
              444 Madison Avenue
              New York, New York 10022

          1.8 GENDER AND NUMBER. Words in the masculine gender shall include the feminine and neuter genders and, where the context admits, the plural shall include the singular, and the singular shall include the plural.

          1.9 SUPPLEMENTS. The company and any other employer (with the consent of the company) may establish supplements to this plan with respect to any group or class of employees of an employer to which the plan has been extended. Each such supplement will be a part of the plan as it applies to the employees affected thereby. To the extent that the provisions of any supplement are inconsistent with the other features of the plan, the provisions of the supplement shall control.




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                                    SECTION 2

                          ELIGIBILITY AND PARTICIPATION



          2.1 ELIGIBILITY. Subject to the conditions and limitations of the plan, each employee of an employer who was an active participant in the plan immediately prior to the effective date will continue to participate in the plan in accordance with the provisions of this plan. Each other employee of an employer will become a participant in the plan on January 1, 1993, or on the first January 1, April 1, July 1 or October 1 (the "quarterly entry date") coincident with or next following the date he meets all of the following requirements:

          (a) He is either:

               (i) A salaried employee (that is, an employee whose basic compensation for services rendered to an employer is paid to him in fixed amounts at stated intervals without regard to the number of hours worked, even though he may receive additional compensation in the form of bonuses, overtime pay or commissions); or

               (ii) A member of a group or class of employees of an
                    employer to whom the plan has been extended by the Board of Directors of the employer; and

               (b) He does not belong to a collective bargaining unit of employees represented by a collective bargaining representative, except to the extent that an agreement between the employer and such representative extends the plan to such unit of employees; and


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               (c)  He has completed six months of continuous
                    employment (as defined in subsection 2.2).

Each employee will be notified of the date as of which he becomes a participant in the plan and will be furnished with a summary plan description in accordance with governmental rules and regulations. An employee who would be eligible to participate in the plan on the applicable quarterly entry date except for the requirements of subparagraph 2.1(a) or (b) will become a participant on the date he satisfies the conditions for participation under such subparagraphs but will not be eligible to make income deferral contributions (as defined in subsection 3.2) or voluntary participant contributions until the quarterly entry date coincident with or next following the date he becomes a participant.

          2.2 CONTINUITY OF EMPLOYMENT. In determining an employee's or participant's continuity of employment, the following rules shall apply:

               (a) An employee's or participant's continuous employment will be computed in terms of full and fractional years of continuous employment, with fractional years computed in completed days of employment, commencing on the date an employee is first employed by an employer (i.e., the date he first completes an hour of service) or, if he has incurred a one-year break in employment (as defined in subparagraph (g) below), the date of his reemployment (i.e., the date he first completes an hour of service upon reemployment).

               (b) A leave of absence (as defined in subsection 2.3) will not interrupt continuity of employment for purposes of the plan.



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               (c)  A period of concurrent employment with two or more
                    employers will be considered as employment with one employer during that period.

               (d) The termination of any employee's employment with one employer will not interrupt the continuity of his employment or participation if, concurrently with or immediately after such termination, he is employed by one or more other employers.

               (e) If a former employee of the employers is reemployed by an employer before he has incurred a one-year break in employment (as defined in subparagraph (g) below), his employment with the employers will not be deemed to have terminated.

               (f) A period of employment with a controlled group member (as defined below) which is not an employer will be considered a period of employment with an employer for purposes of determining years and days of continuous employment. A "controlled group member" means any corporation or other trade or business which is under common control with an employer within the meaning of Sections 414(b), 414(c) and 414(m) of the Code.

               (g) In determining an employee's or participant's continuous employment for an employee or participant who incurs a one-year break in employment and is reemployed by an employer or controlled group member, continuous employment (both before and after such one-year break in employment) will be taken into account for plan purposes upon his reemployment, except as follows:


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                         If a former employee of the employers who is
                         not vested with respect to any portion of his employer contribution account balance, income deferral contribution account balance, or matched employer contribution account balance is reemployed by an employer or controlled group member after he has incurred five consecutive one-year breaks in employment and if such consecutive one-year breaks in employment equal or exceed his years of continuous employment, his period of continuous employment with the employers or controlled group members prior to such five consecutive one-year breaks in employment shall be disregarded for purposes of determining the vested portion of his employer contribution account or matched employer contribution account upon his reemployment. In no event shall a period of continuous employment after an employee has incurred five consecutive one-year breaks in employment be taken into account in determining the vested portion of his employer contribution account or matched employer contribution account attributable to employment prior to such five consecutive one-year breaks in employment.

                    A "one-year break in employment" will be deemed to have occurred for each 12-month period commencing on the date of an employee's termination of employment, and on each anniversary thereof, during which such employee is not employed by an employer or controlled group member. In the case of a maternity or paternity absence (as defined below), the 12-month period beginning on the first day of such absence and the first anniversary


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                    thereof shall not constitute one-year breaks in
                    service. A "maternity or paternity absence" means an employee's absence from work because of the pregnancy of the employee or birth of a child of the employee, the placement of a child with the employee in connection with the adoption of such, or for purposes of caring for the child immediately following such birth or placement.

               (h) In determining the continuous employment of an employee who had previously been employed by Sight & Sound, Inc., and who was transferred to employment with an employer after such acquisition, such continuous employment will commence on the date such employee was first0 employed by Sight & Sound, Inc.

An "hour of service" means each hour for which an employee is directly or indirectly paid, or entitled to payment, by an employer for the performance of duties, determined in accordance with Department of Labor Reg. Sec. 2530.200b-2. A "year of continuous employment" means 365 days of continuous employment under this subsection.

          2.3 LEAVE OF ABSENCE. A leave of absence will not interrupt continuity of employment or participation in the plan. A "leave of absence" for plan purposes means a leave of absence required by law or granted by an employer on account of service in military or governmental branches described in any applicable statute granting reemployment rights to employees who entered such branches, or any other military or governmental branch designated by the employers, and also means any other absence from active employment with an employer under conditions which are not treated by it as a termination of employment including, but not limited to, vacations, holidays, maternity, illness, incapacity or jury duty. Leaves of absence


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will be governed by rules uniformly applied to all employees similarly situated.
If an employee or participant does not return to work with an employer or controlled group member on or before termination of a leave of absence, he will be considered to have resigned on the date his last leave ended unless his employment actually terminated prior to the expiration of such leave.

          2.4 REEMPLOYED FORMER PARTICIPANT. If a former participant in the plan who has completed the requirements of subparagraph 2.1(c) is reemployed by an employer after incurring a one-year break in employment, he will again become a participant in the plan on the date he meets the requirements of subparagraphs 2.1(a) and (b) and will be eligible to make income deferral contributions under subsection 3.2 or voluntary participant contributions under subsection 4.1 on the quarterly entry date coincident with or next following the date he becomes a participant.

          2.5 LEASED EMPLOYEES. A leased employee (as defined below) shall not be eligible to participate in the plan. A leased employee means any person who is not an employee of an employer but who has provided services to an employer of the type which have historically (within the business field of the employers) been provided by employees on a substantially full-time basis for a period of at least one year pursuant to an agreement between an employer and a leasing organization. The period during which a leased employee performs services for an employer shall be taken into account for purposes of subsection 2.2 of the plan unless (i) such leased employee is a participant in a money purchase pension plan maintained by the leasing organization which provides a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, immediate participation for all employees and full and immediate


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vesting and (ii) leased employees do not constitute more than twenty percent
(20%) of the employer's nonhighly compensated work force.




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                                    SECTION 3
                                    ---------

                             EMPLOYER CONTRIBUTIONS
                             ----------------------


          3.1 ANNUAL EMPLOYER CONTRIBUTION. Subject to the limitations of the plan, each employer will contribute to the plan for each plan year an amount equal to three percent (3%) of the adjusted compensation (as defined in subsection 3.3) of participants entitled to share in the contribution for that year. The amount of the employer's contribution for a plan year, as described above, will be reduced, however, by any forfeitures to be credited under subsection 7.3 for that plan year; and the employer's contribution, as so reduced, will be the actual amount paid to the trustee as a contribution for that year under this subsection. An employer's contribution for any plan year under this subsection shall be paid to the trustee not later than the earlier of
(i) the latest date for making such contribution under the provisions of Section 412(c)(10) of the Code or (ii) the time required for the filing of the employer's federal income tax return for the fiscal year in which such plan year ends, including extensions thereof.

          3.2 INCOME DEFERRAL CONTRIBUTIONS. Subject to the limitations of the plan, by writing filed with the committee, a participant, if he so desires, may defer payment of a percentage (in increments of one percent (1%)) of his compensation ("income deferral contributions"), not exceeding sixteen percent (16%) thereof, by electing to have such percentage withheld from his compensation and contributed to the plan on his behalf by his employer. For plan years beginning on or after January 1, 1993, no participant may elect to make income deferral contributions for any calendar year in excess of $8,994 (or such greater amount as determined pursuant to Section 402 (g) (5) of the Code). The amounts withheld from a


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participant's compensation pursuant to the participant's election shall be contributed to the plan by the participant's employer and credited to his income deferral contribution account as soon as practicable after being withheld but, in any event, not later than 30 days following the end of the pay period for which such contributions are made. A participant may elect to change the rate of his deferrals, or suspend or resume such deferrals, within the limits stated above, by filing a new election with the committee. Each election under this subsection shall be made at such time, in such manner and in accordance with such rules as the committee shall determine and shall be effective for compensation paid on the first payment date (i.e., a date on which regular salary payments are made to employees of the employer) coincident with or next following the quarterly entry date or such other date specified by the committee for which such election is effective.

          3.3 COMPENSATION AND ADJUSTED COMPENSATION. A participant's "compensation" for any plan year means the sum total of the adjusted compensation (as defined below) paid to him during that plan year for services rendered to the employers as an employee and the amount of any income deferral contributions made for such year under subsection 3.2. A participant's "adjusted compensation" for any plan year means the total cash compensation, including commissions, bonuses and overtime pay, but excluding any payments from the Western Incentive Compensation Program, paid during the period such participant is an active participant in the plan. In no event shall compensation in excess of $200,000 (or such greater amount as permitted in regulations issued by the Secretary of the Treasury) be included in a participant's compensation for any plan year. Beginning with the plan year commencing January 1, 1994, in no event shall compensation in excess of $150,000 (or such greater amount


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as may be permitted under Section 401(a)(17)(B) of the Code) be included in a participant's compensation for any plan year.

          3.4 MATCHING EMPLOYER CONTRIBUTIONS. Subject to the limitations of the plan and in addition to the annual employer contributions made under subsection
3.1 and the income deferral contributions made under subsection 3.2, each employer will contribute for a participant an amount equal to sixty percent (60%) of the first six percent (6%) of income deferral contributions (but not exceeding $8,994 or such greater amount as determined pursuant to Section 402(g)(5) of the Code for plan years beginning on or after January 1, 1993) made on behalf of the participant under subsection 3.2, reduced by any forfeitures to be credited to such participant's matched employer contribution account for such period as provided under subsection 7.3. Such contributions shall be paid to the trustee and credited to the participant's matched employer contribution account as soon as practicable after the end of the pay period for which such contribution is made but, in any event, not later than 60 days after the end of such period.

          3.5 EMPLOYER CONTRIBUTIONS MADE FROM PROFITS. Each employer's contributions for or during a plan year under subsection 3.4 shall be made from net income (i.e., its net profits before federal and state taxes on income) for that plan year, or its accumulated profits (i.e., its net profits after federal and state taxes on income which have been accumulated and retained in the business), or both, as determined under generally accepted accounting principles and practices. Each employer's contributions are conditioned on their deductibility under Section 404 of the Code and, unless an employer specifies otherwise, shall not exceed an


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amount equal to the maximum amount deductible on account thereof by the employer for its fiscal year for purposes of federal taxes on income.

          3.6 LIMITATIONS ON INCOME DEFERRALS. In no event shall the actual deferral percentage (as defined below) of the highly compensated participants (as defined in subsection 3.8) for any plan year exceed the greater of:

               (a) the actual deferral percentage of all other participants for such plan year multiplied by 1.25; or

               (b) the actual deferral percentage of all other participants for such plan year multiplied by 2.00; provided that the actual deferral percentage of the highly compensated participants does not exceed that of all other participants by more than two percentage points.

The "actual deferral percentage" of a group of participants for a plan year means the average of the ratios (determined separately for each participant in such group) of A to B where A equals the income deferral contributions credited to each such participant's income deferral contribution account for each plan year and B equals the participant's "compensation" for such plan year. For purposes of this subsection, the term "compensation" shall mean compensation as defined in Section 414(s) of the Code, including income deferral contributions. The committee shall determine from time to time based on the income deferral elections then on file with the committee whether the foregoing limitations will be satisfied and, to the extent necessary to insure compliance with such limitation, shall reduce, on an individual-by-individual basis, for each highly compensated participant who is exceeding such deferral percentage the applicable percentage of income deferral contributions to be withheld for such highly compensated participant beginning with the highly compensated participant with the highest deferral percentage first and then reducing the applicable percentage for each subsequent highly


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compensated participant until such excess contributions are eliminated. In addition, if at any time a portion of the income deferrals withheld from a highly compensated participant's compensation cannot be credited to his income deferral contribution account because the limitations described above would be applicable, such amounts will not be considered contributions under subsection
3.2 and the amount of such excess contributions (and any income allocable to such contributions) will be distributed to such highly compensated participant no later than two and one-half (2-1/2) months after the close of the plan year for which such excess contribution was made. For purposes of determining the amount of any income for a plan year attributable to any excess contributions by a highly compensated participant (as defined in subsection 3.8) to be returned to such participant, the following formula will be used:

               (i)  first, the value of his income deferral
                    contribution account as of the beginning of the plan year and as of the last day of the plan year shall be determined;

               (ii) next, the gain or loss on such income deferral
                    contribution account shall be determined after first reducing the difference between the balance of the account as at the end of the year and the balance as at the beginning of the year by income deferral contributions made for such year; and

               (iii) finally, the amount calculated under paragraph
                    (ii) shall be multiplied by a fraction the numerator of which is the excess income deferral contributions made by the participant for such year and the denominator of which is such participant's income deferral contribution account as of the last day of such year, reduced by the amount of any gain for such year and increased by the amount of any loss for such year. The amount calculated under this paragraph shall be the amount of income to be returned to the participant for such year.




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The actual deferral percentage of a highly compensated participant to whom the family attribution rules described in subsection 3.8 apply shall be the greater of:

               (i) the actual deferral ratio obtained by aggregating the income deferral contributions and compensation of only those family members who are highly compensated participants; or

               (ii) the actual deferral ratio obtained by aggregating
                    the income deferral contributions and compensation of all family members who are participants.

For purposes of this subsection, certain former employees (as determined under Section 414(q)(9) of the Code) shall be treated as employees for purposes of determining highly compensated participants.

          3.7 LIMITATIONS ON MATCHING EMPLOYER CONTRIBUTIONS AND PARTICIPANT CONTRIBUTIONS. In no event shall the contribution percentage (as defined below) of the highly compensated participants (as defined below) for any plan year exceed the greater of:

          (a) the contribution percentage of all other participants for such plan year multiplied by 1.25; or

          (b) the contribution percentage of all other participants for such plan year multiplied by 2.00; provided that the contribution percentage of the highly compensated participants does not exceed that of all other participants by more than 2 percentage points.

The "contribution percentage" of a group of participants for a plan year means the average of the ratios (determined separately for each participant in such group) of A to B where A equals the sum of the matching employer contributions under subsection 3.4 and the participant contributions under subsection 4.1, if any, credited, to such participant's accounts for such plan year and B equals the participant's compensation (as defined in subsection 3.6) for such plan


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year.  The  committee   shall   determine  from  time  to  time  based  on  such
participant's matching employer contributions and participant contributions whether the foregoing limitations will be satisfied and, to the extent necessary
to   insure   compliance   with   such   limitation,   shall   reduce,   on   an
individual-by-individual basis, for each highly compensated participant who is exceeding such contribution percentage, the applicable percentage of participant contributions, if any, to be withheld for such highly compensated participant, beginning with the highly compensated participant with the highest contribution percentage first and then reducing the applicable percentage for each subsequent highly compensated participant until such contribution percentage satisfies the
foregoing  test.  If,  after  reducing  such  participant  contributions,   such
contribution percentage still exceeds such limitation, the matching employer contributions to be contributed for such highly compensated participants shall be reduced, beginning with the highly compensated participant with the highest
matching  employer   contributions   first  and  then  reducing  the  applicable
percentage for each subsequent highly compensated participant until such contribution percentage satisfies the foregoing test. If, because of the foregoing limitations, a portion of the matching employer contributions made on behalf of a highly compensated participant may not be credited to his account for a plan year, such portion (and the income allocable to such amount) will be forfeited and returned to the employer making such contribution not later than two and one-half months after the end of that plan year. The determination of any excess aggregate matching contributions under this subparagraph shall be made after determining any excess income deferral contributions under subsection
3.6. Income on such excess participant contributions and, if applicable, matching employer contributions shall be calculated in the same manner as provided in subparagraphs (i) - (iii) of subsection 3.6


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except that such calculations shall be made using the participant's participant contribution account balance and the participant's contributions and excess participant contributions made for such plan year and then, if necessary, such participant's matched employer contribution account balance and the employer's matching employer contributions and excess matching employer contributions made for such plan year. In the event that both the actual deferral percentage and the contribution percentage do not satisfy the requirements of subparagraphs 3.6(a) and 3.7(a) above, the following additional limitation shall apply to participant contributions and then to employer matching contributions of highly compensated participants under the plan. After the appropriate tests under subparagraph 3.6(a) or (b) above and subparagraph 3.7(a) or (b) have been made and any excess income deferral contributions and participant contributions have been returned to the participant and any excess employer matching contributions are forfeited, the "Aggregate Limit" test will be applied. The "Aggregate Limit" will be the sum of: (1) 125 percent of the greater of the actual deferral percentage or the contribution percentage for participants who are not highly compensated participants and (2) the lesser of (a) the actual deferral percentage or the contribution percentage, whichever is smaller, for participants who are not highly compensated participants plus two (2) percentage points or (b) the actual deferral percentage or contribution percentage, whichever is smaller, for participants who are not highly compensated participants multiplied by 2.0. If the sum of the actual deferral percentage and the contribution percentage for the highly compensated participants exceeds the Aggregate Limit, participant contributions and then employer matching contributions will be further reduced until the Aggregate Limit test is satisfied.


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          3.8 HIGHLY COMPENSATED PARTICIPANTS. For purposes of subsections 3.6 and 3.7 of the plan, a "highly compensated participant" means any participant who, during the current or immediately preceding plan year:

          (a) was a 5 percent (5%) owner of an employer or controlled group member;

          (b) received annual compensation from an employer and/or controlled group member of more than $75,000;

          (c) received annual compensation from an employer and/or controlled group member of more than $50,000 and was in the top-paid twenty percent (20%) of the employees; or

          (d) was an officer of an employer and/or controlled group member receiving annual compensation greater than fifty percent (50%) of the limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code; provided, that for purposes of this subparagraph (d), no more than 50 employees of the employer (or if lesser, the greater of 3 employees or 10 percent of the employees) shall be treated as officers.

A participant not described in (b), (c) or (d) above for the immediately preceding year will not be considered a highly compensated participant for the current plan year under (b), (c) or (d) unless such participant is included within the group of the 100 highest paid employees of the employer and controlled group members for such current year. If any participant is a family member of a highly compensated participant who is either a 5 percent owner or one of the ten most highly compensated participants with respect to any plan year, that participant shall not be treated as a separate participant for purposes of this subsection and such individual's compensation will be treated as if paid to such highly compensated participant; provided that, a "family member" of a highly compensated participant means such participant's spouse, lineal ascendants or descendants and the spouses of such lineal ascendants or descendants. For purposes of this subsection, "compensation" shall be defined as provided in subsection 3.6 of the plan. The compensation


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thresholds in (b) , (c) and (d) above will be adjusted in accordance with
Section 414(q)(1) of the Code.

          3.9 VERIFICATION OF EMPLOYER CONTRIBUTIONS. A certificate of an independent certified public accountant selected by the employer shall be conclusive on all persons as to the amount of an employer's contributions under the plan for any plan year.

          3.10 NO INTEREST IN EMPLOYERS. The employers shall have no right, title or interest in the trust fund, nor will any part of the trust fund at any time revert or be repaid to an employer, unless:

          (a) the Internal Revenue Service determines that the plan does not meet the requirements of Section 401(a) of the Internal Revenue Code of 1986, in which event contributions made to the plan by such employer conditioned upon such qualification shall be returned to the employer within one year after the date notice of such determination is issued to the employer; or

          (b) a contribution is made by such employer by mistake of fact and such contribution is returned to the employer within one year after payment to the trustee; or

          (c) a contribution is disallowed as an expense for federal income tax purposes and such contribution (to the extent disallowed) is returned to the employer within one year after the disallowance of the deduction.

The amount of any contribution that may be returned to an employer pursuant to subparagraph (b) or (c) above shall be reduced by any portion thereof previously distributed from the trust fund and by any losses of the trust fund allocable thereto and in no event may the return of such contribution cause any participant's account balances to be less than the amount of such balances had the contribution not been made under the plan.

                                    SECTION 4
                                    ---------

                            PARTICIPANT CONTRIBUTIONS
                            -------------------------


          4.1 AMOUNT OF PARTICIPANT CONTRIBUTIONS. In lieu of any income deferral contributions made by a participant under subsection 3.2 and subject to any limitations contained in the plan, a participant, if he so desires, may elect to make voluntary contributions under the plan for any plan year in an amount of not less than one percent (1%) nor more than sixteen percent (16%) of his adjusted compensation (as defined in subsection 3.3) for that year. Each such election by a participant under this subsection shall be made at such time, in such manner and in accordance with such rules as the committee shall determine.

          4.2 DEDUCTION OR PAYMENT OF PARTICIPANT CONTRIBUTIONS. A participant's contributions may be made by regular payroll deductions (in multiples of one percent) or in any other way approved by the committee. Participant contributions deducted by an employer will be paid to the trustee as soon as practicable after the date the contributions are made.

          4.3 VARIATION, DISCONTINUANCE, RESUMPTION AND WITHDRAWAL OF PARTICIPANT CONTRIBUTIONS. A participant may elect to change his contribution rate (but not retroactively) within the limits specified above, to discontinue making contributions or to resume making such contributions. As of the first day of any plan year quarter, a participant may withdraw all or any portion of the then net credit balance in his participant contribution account. Each election by a participant under this subsection 4.3 shall be made at such time and in such manner as the committee shall determine, and shall be effective only in accordance with such rules as may be established from time to time by the committee.

                                    SECTION 5
                                    ---------

                             PERIOD OF PARTICIPATION
                             -----------------------

          5.1 TERMINATION DATE. A participant's "termination date" will be the date on which his employment with all of the employers is terminated because of the first to occur of the following:

          (a) NORMAL OR LATE RETIREMENT. The date of the participant's retirement on or after attaining age 65 years (his "normal retirement age"). A participant's right to all account balances shall be nonforfeitable on and after his normal retirement age.

          (b) EARLY RETIREMENT. The date of the participant's retirement on or after attaining age 55 years but before attaining age 65 years.

          (c) DISABILITY RETIREMENT. The date the participant is retired from the employ of all of the employers at any age because of disability (physical or mental), as determined by a qualified physician selected by the committee. A participant will be considered disabled for purposes of this subparagraph if, on account of a disability, he is no longer capable of performing the duties assigned to him by his employer.

          (d)  DEATH. The date of the participant's death.

          (e) RESIGNATION OR DISMISSAL. The date the participant resigns or is dismissed from the employ of all of the employers before he attains age 55 years and for a reason other than disability retirement.

If a participant is transferred from employment with an employer to employment with a controlled group member, his termination date will not be considered to have occurred until his employment with all employers and controlled group members has terminated but his participation in the plan will be restricted as provided in subsection 5.2.


          5.2 RESTRICTED PARTICIPATION. If (i) payment of all of a participant's account balances is not made prior to the accounting date next following his termination date, or (ii) a participant transfers to a controlled group member which is not an employer, or (iii) a participant transfers to a group or class of employees who are not eligible to participate in the plan pursuant to the requirements of subparagraph 2.1(a) or (b), the participant or his beneficiary will be treated as a participant for all purposes of the plan, except as follows:

          (a) The participant may not make income deferral contributions and will not share in employer contributions and forfeitures (as defined in subsection 7.3) under Section 3 after his termination date, or during any period described in (i), (ii) or (iii) above, except as provided in subsection 6.5.

          (b)  The participant may not make contributions under
               Section 4 after his termination date or during any period described in (i), (ii), or (iii) above.

          (c) The beneficiary of a deceased participant cannot designate a beneficiary under subsection 7.6.

If such participant subsequently again satisfies the requirements for participation in the plan, he will become an active participant in the plan on the date he satisfies the requirements of subparagraph 2.1 (a), (b) and (c) and will be eligible to make income deferral contributions under subsection 3.2 effective with the first payment date (i.e., a date on which regular salary payments are made to employees of the employer) coincident with or next following the date that he satisfies the requirements of subsection 2.4.

                                    SECTION 6
                                    ---------

                                   ACCOUNTING
                                   ----------

          6.1 SEPARATE ACCOUNTS. The committee will maintain the following accounts in the name of each participant:

          (a) EMPLOYER CONTRIBUTION ACCOUNT. This account will reflect his share of employer contributions under subsection 3.1 and certain forfeitures arising under the plan, and the income, losses, appreciation and depreciation attributable thereto.

          (b) INCOME DEFERRAL CONTRIBUTION ACCOUNT. If a participant elects to make income deferral contributions under subsection 3.2 of the plan, this account will reflect such contributions and the income, losses, appreciation and depreciation attributable thereto.

          (c) MATCHED EMPLOYER CONTRIBUTION ACCOUNT. If a participant has elected to make income deferral contributions under the plan, this account will reflect the matching employer contributions made under subsection 3.4 of the plan and certain forfeitures arising under the plan, and the income, losses, appreciation and depreciation attributable thereto.

          (d) PARTICIPANT CONTRIBUTION ACCOUNT. If a participant has elected to make voluntary participant contributions under subsection 4.1 of the plan, this account will reflect such participant contributions and the income, losses, appreciation and depreciation attributable thereto.

          (e) PRIOR PLAN ACCOUNT. If a participant has amounts attributable to his participation in any prior plan transferred to this plan as provided in Section 8, this account will reflect such amounts and the income, losses, appreciation and depreciation attributable thereto.

The committee also may maintain such other accounts (including accounts reflecting amounts invested in any particular investment fund) in the names of participants or otherwise as it considers advisable. Unless the context indicates otherwise, references in the plan to a participant's "accounts" means all accounts maintained in his name under the plan.

          6.2 ACCOUNTING DATES. A "regular accounting date" is the last day of each month. A "special accounting date" is any date designated as such by the committee and a special accounting date occurring under subsection 11.4. The term "accounting date" includes both a regular accounting date and a special accounting date.

          6.3 EMPLOYER CONTRIBUTIONS CONSIDERED MADE ON LAST DAY OF PLAN YEAR. For purposes of this Section 6, each employer's contributions for any plan year under subsection 3.1 will be considered to have been made on the last day of that year, regardless of when paid to the trustee.

          6.4 ADJUSTMENT OF PARTICIPANTS' ACCOUNTS. As of each accounting date, the committee shall:

          (a) FIRST, charge to the proper accounts all payments, distributions or withdrawals made since the last preceding accounting date that have not been charged previously;

          (b) NEXT, adjust the credit balances in the accounts of all participants upward or downward, pro rata, according to the credit balances so that the total of the credit balances will equal the then adjusted net worth (as defined below) of the trust fund or any separate investment f und (as defined below) established for such accounts;

          (c) NEXT, subject to the provisions of subsection 6.7, credit any income deferral contributions that are to be credited as of that date in accordance with subsection 3.2;

          (d) NEXT, credit matching employer contributions and forfeitures, if any, that are to be credited as of that date in accordance with subsection 3.4;

          (e) NEXT, allocate and credit employer contributions and forfeitures, if any, that are to be allocated and credited as of that date in accordance with subsection 6.5; and

          (f) FINALLY, credit any participant contributions that are to be credited as of that date in accordance with subsection 4.2.

The "trust fund" as at any date will consist of all property of every kind then held by the trustee. The "adjusted net worth" of the trust fund as at any date means the then net worth of the trust fund as determined by the trustee, less an amount equal to the sum of employer and participant contributions not yet credited to the accounts of participants. The committee may establish one or more investment funds for the investment of employer and participant contributions under the plan and may adjust participant accounts in accordance with the accounting provisions established under any such investment funds. The investment funds established by the committee are described in subsection 6.8. The term "investment fund" includes any trust account, group annuity contract, separate account or other investment vehicle established under a contract with a licensed insurance company or under a trust agreement with a trustee.

          6.5 ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES. Subject to subsection 6.7, as of each regular accounting date occurring on the last day of a plan year, each employer's total contribution under subsection 3.1 of the plan for the plan year ending on that date, plus forfeitures (used to reduce an employer's contribution as provided in subsection 3.1), if any, that are to be allocated on that date in accordance with subsection 7.3, will be allocated and credited to the employer contribution accounts of participants who were employed by such employer during that plan year (excluding participants who resigned or were dismissed from the employ of all of the employers during that year under subparagraph 5.1(e)), pro rata, according to the adjusted compensation paid to them, respectively, by such employer during that year.

          6.6 STATEMENT OF ACCOUNTS. Each participant will be furnished with a statement reflecting the condition of his accounts in the trust fund as of the last day of each plan year or more frequently, if so provided by the committee. No participant, except one authorized by the committee, shall have the right to inspect the records reflecting the accounts of any other participant.

          6.7 CONTRIBUTION LIMITATIONS. Notwithstanding any provisions in the plan to the contrary, the following limitations shall apply to each participant in the plan:

          (a) If such participant is not an active participant in any other defined contribution or defined benefit plan (as defined in Section 415(k) of the Internal Revenue Code of 1986) maintained by an employer or a controlled group member which is not an employer, the maximum "annual additions" (as defined below) to such participant's accounts for any plan year shall not exceed the lesser of $30,000 (or, if greater, 1/4 of the dollar limitation in effect under Section 415(b)(1)(A) of the Code for the calendar year which begins with or within that plan year) or 25 percent of the participant's compensation for the plan year. A participant's "annual additions" shall mean the sum of
               (i) employer contributions to be allocated and credited to his employer contribution account or matched employer contribution account for the year, (ii) any forfeitures to be allocated and credited to his employer contribution account for the year, (iii) any income deferral contributions credited to his income deferral contribution account for the year and (iv) participant contributions credited to his participant contribution account for such year. For purposes of this subparagraph, annual additions shall include excess aggregate contributions (as defined in Section 401(m)(6)(B) of the Code) and excess income deferrals (as described in Section 402(g) of the Code), regardless of whether such amounts are distributed or forfeited. For purposes of this subsection, "compensation" means compensation as defined for purposes of Section 415 of the Internal Revenue Code.

          (b) If such participant is an active participant in any other defined contribution plan maintained by an employer or a controlled group member which is not an employer, the maximum "annual additions" provided in subparagraph (a) above shall apply to this plan and all such other defined contribution plans as if all such plans were one plan.

          (c) If such participant is an active participant in any other defined contribution plan maintained by an employer or a controlled group member which is not an employer, the limitation provided in subparagraph (a) or (b) above, whichever is applicable, shall apply, and, in addition, the following additional limitation shall be applicable. If such participant's "defined contribution fraction" (as described below) when added to his "defined benefit fraction", determined under such other defined benefit plan as of the end of each plan year, exceeds 1.0 as calculated under Section 415(e) of the Code, the annual additions under this plan, the annual additions under such other defined contribution plan, or the annual benefit expected to be paid under the defined benefit plan shall be adjusted, in the sole discretion of the plan administrators under the plans, so that the defined contribution fraction when added to the defined benefit fraction will not exceed 1.0. A participant's defined contribution fraction as of the end of any plan year shall consist of a numerator which is the sum of the annual additions to such participant's accounts for all years, computed under subparagraph (a) or (b) above, whichever is applicable, and the denominator of which is the sum of the adjusted limitations for each year of such participant's service with the employers or controlled group members. For purposes of this subparagraph the "adjusted limitation" for a year shall mean the lesser of: (i) $30,000 (or, if greater, 1/4 of the dollar limitation in effect under Section 415 (b) (1) (A) of the Code for the calendar year which begins with or within that plan year) multiplied by 125 percent and,
               (ii) 25 percent of such participant's compensation for such year multiplied by 140 percent.

If, as a result of the limitations provided above, any participant contributions cannot be credited to a participant's participant contribution account, the committee, after consulting with the participant, may in its sole discretion:

          (a) Reduce any future participant contributions to be made by the participant for such plan year.

          (b) Return to the participant any participant contributions which, because of the limitations contained in this subsection, cannot be credited to his participant contribution account for the year, without interest or earnings.

Any employer contributions which cannot be credited to a participant's accounts because of the foregoing limitations will be used to reduce employer contributions for the next plan year (and succeeding plan years in order of time).

          6.8 INVESTMENT FUNDS. Each participant may elect, subject to the following provisions, to have a portion or all of his income deferral contributions, matching employer contributions and participant contributions (but not employer contributions made under subsection 3.1 or his employer contribution account) invested in one or more investment funds established by the committee. As at January 1, 1993, the following investment funds have been established: (a) CONSERVATIVE EQUITY FUND. This fund will be primarily invested in equity securities that are deemed to have 'defensive' characteristics, the investment objective being a favorable rate of return paralleling the pattern of the general stock market, but the variability of its results expected to be lower than those of the general stock market.

          (b) AGGRESSIVE EQUITY FUND. This fund will be primarily invested in equity securities that are deemed to have 'aggressive' characteristics, the investment objective being a favorable rate of return paralleling the pattern of the general stock market, but the variability of its results expected to be greater than those of the general stock market.

          (c) INTEREST ACCUMULATION INVESTMENT FUND. This fund will be invested with an insurance company under a group annuity contract or in an eligible pooled fund or funds consisting of such guaranteed investment contracts, or in a money market fund or funds, the investment objective being the preservation of principal and a favorable rate of interest on such principal.

          (d) PARENT COMPANY STOCK FUND. This fund will be invested solely in the shares of common stock issued by Western Publishing Group, Inc., the parent of the company.

An election by a participant will be subject to the following requirements:

          (a) each election made in accordance with this subsection must be in writing and filed with the committee at such time as the committee determines.

          (b) Each election shall be effective on the first day of any plan year quarter (after all adjustments as of the next preceding accounting date have been made) for which a new election is effective. If no election is in effect with respect to a participant, such participant's income deferral contributions, matching employer contributions and participant contributions will be invested in the Interest Accumulation Investment Fund.

          (c) Any election made in accordance with this subsection to have amounts invested in one or more investment funds shall be in increments of 10 percent of such participant's contributions or account balances.

          (d) Effective as of the dates specified in subparagraph (b) above, a participant may elect to have a portion or all of the amounts credited to his income deferral contribution account, matching employer contribution account, participant contribution account or prior plan account (after all adjustments as of the next preceding accounting date have been made) transferred from one investment fund to another investment fund. Each such election shall be subject to the provisions of subparagraphs (a) and (c) above and no election to transfer from the Interest Accumulation Investment Fund to another investment fund shall be effective unless such transfer is permitted under the Interest Accumulation Investment Fund, without penalty.

          (e) With respect to each participant who has an interest in the Parent Company Stock Fund (as defined in subparagraph 6.8(d) above), the trustee shall provide a copy of the notice and proxy statement for each meeting of the holders of common stock issued by Western Publishing Group, Inc., together with an appropriate form for the participant's use in instructing the trustee with respect to the voting of the shares of such stock that, at the record date for the determination of the shareholders entitled to such notice, and to vote at, such meeting, pre allocable to such participant under the Parent Company Stock Fund as of such date. If a participant furnishes timely instructions to the trustee, the trustee (in person or by proxy) shall vote the shares (including fractional shares) of the common stock of Western Publishing Group, Inc. allocable to such participant in the Parent Company Stock Fund in accordance with the directions of the participant. Shares of such stock allocable to participants in the Parent Company Stock Fund for which timely voting instructions are not received by the trustee shall be voted by the trustee as directed by the committee.

          (f) Notwithstanding the foregoing, any elections by a participant who is an officer or director of Western Publishing Group, Inc. with respect to contributions to or withdrawals from, and elections to transfer amounts between the Parent Company Stock Fund and any other fund, may be limited in accordance with any regulations issued by the Securities and Exchange Commission under
               Section 16 of the Securities Exchange Act of 1934.

                                    SECTION 7
                                    ---------

                           PAYMENT OF ACCOUNT BALANCES
                           ---------------------------

          7.1 RETIREMENT OR DEATH. If a participant's employment with all of the employers and controlled group members is terminated because of retirement under subparagraph 5.1(a), (b) or (c), or if a participant dies while in the employ of an employer, any income deferral contributions or participant contributions made by him previously but not credited to his appropriate account will be returned to him or, in the event of his death, to his beneficiary. The balances in all of his accounts as at the accounting date coincident with or next following his termination date (after all adjustments required under the plan as of that date have been made) shall be nonforfeitable and shall be distributable to him or, in the event of his death, to his beneficiary, under subsection 7.4.

          7.2 RESIGNATION OR DISMISSAL. If a participant who immediately prior to November 1, 1984 was an active participant in the Western Pension Plan for Salaried Employees and who became a participant in this plan on November 1, 1984 resigns or is dismissed from the employ of all of the employers before retirement under subparagraph 5.1(a), (b) or (c), any income deferral contributions or participant contributions made by him previously but not credited to his appropriate account will be returned to him and the balances in all of his accounts as at the accounting date coincident with or next following his termination date (after all adjustments required under the plan as of that date have been made) shall be nonforfeitable and shall be distributable to him under subsection 7.4.

In the case of any other participant who resigns or is dismissed under subparagraph 5.1(a), (b) or (c), any income deferral contributions or participant contributions made by him previously but not credited to his appropriate account will be returned to him and the balances in his income deferral contribution account, participant contribution account and prior plan account, if any, as at the accounting date coincident with or next following his termination date (after all adjustments required under the plan as of that date have been made) shall be nonforfeitable and shall be distributable to him under subsection 7.4 along with the vested balances in his employer contribution account and matched employer contribution account as at the accounting date coincident with or next following his termination date (after all adjustments required under the plan as of that date have been made) determined in accordance with the following schedule:

                                            Vested Percentage of
     Years of continuous                employer contribution
     employment under                   and matched employer
     SUBSECTION 2.2                     CONTRIBUTION ACCOUNTS
     -------------------                -----------------------
     Less than 1                                 0
          1                                     25%
          2                                     50%
          3                                     75%
     4 or more                                 100%

          7.3 FORFEITURES. The amount by which a participant's employer contribution account and matched employer contribution account are reduced under subsection 7.2 shall be treated as a 'forfeiture' on the earlier of the date of distribution of such participant's account balances or the date such participant incurs five consecutive one-year breaks in employment. Prior to that date, such accounts will continue to be adjusted pursuant to the provisions of subparagraph 6.4(b). Forfeitures attributable to a participant's employer contribution account will be used to reduce the employer's contribution otherwise required under subsection 3.1 and shall be allocated and credited to the employer contribution accounts of other participants in accordance with subsection 6.5. Forfeitures attributable to a participant's matched employer contribution account will be used to reduce the employer's contribution otherwise required under subsection 3.4 and shall be credited to the matched employer contribution accounts of other participants in accordance with that subsection. If a participant is reemployed by an employer or controlled group member before he incurs five consecutive one-year breaks in employment, any forfeitures attributable to such participant shall be recredited to such participant's appropriate account(s) on the accounting date coincident with or next following the date of such participant's reemployment if the participant repays the total amount of any previous distribution attributable to his employer contribution account and matched employer contribution account within five years of his date of reemployment. Such participant's accounts shall be recredited from current unallocated forfeitures or, to the extent there are insufficient unallocated forfeitures for this purpose, from supplemental employer contributions necessary to restore such amount. The actual amount restored to such participant's accounts shall be the amount of such forfeitures, without investment adjustments.

          7.4 MANNER OF DISTRIBUTION. After each participant's termination date, and subject to the conditions set forth below and in subsections 7.5 and 7.11, distribution of the net credit balance in the participant's accounts will be made to or for the benefit of the participant or, in the case of his death, to or for the benefit of his beneficiary, by one or both of the following methods:

          (a) By purchase of an annuity subject to the following requirements:

               (i) Except as otherwise provided in subparagraph (v) below, if such participant has a spouse to whom he is legally married as of the date payment of his account balances is to commence as a result of his termination of employment for a reason other than death, the participant's account balances shall be applied to purchase an annuity for him and such annuity shall provide for payment of an annuity for the life of the participant with a survivor annuity payable for the life of his spouse which is one-half of the annuity payable during the joint lives of the participant and his spouse.

               (ii) Except as otherwise provided in subparagraph (v)
                    below, if such participant has a spouse to whom he is legally married as of the date of his death, an annuity providing payments for the life of the spouse shall be purchased for the spouse with at least 50 percent of the participant's account balances unless such amount is less than $3,500, in which case, such amount shall be distributed to the spouse in a lump sum. Such spouse may elect in writing to have any amounts payable to the spouse paid in a lump sum.

               (iii) The portion of a participant's account balances,
                    if any, which is not paid to the participant's spouse under subparagraph (ii) shall be paid to such participant's designated beneficiary under one or more of the methods described in subparagraph (v) below; provided such distributions commence within one year of the participant's death.

               (iv) The premium paid to the insurance company for a
                    contract will be charged to the participant's accounts when paid. The committee may direct the trustee to cause the contract to be assigned or delivered to the person or persons then entitled to payments under it but, prior to assignment or delivery of the contract, it shall be rendered nontransferable and noncommutable.

               (v) In the event a participant does not have a spouse as of the date payment of his account balances is to commence to him or upon his death, or such participant elects, with the written consent of his spouse (which consent acknowledges the effect of such election and is witnessed by a plan representative or notary public), not to receive distribution in the form of an annuity described in (i) or (ii) above, the committee, after consulting with the participant, will direct the trustee to distribute such participant's benefits to him or, in the event of his death, to or for the benefit of his designated beneficiary, by any one or more of the following methods:

                    (1) an annuity for life, with or without a refund feature;

                    (2) an annuity for life and a period certain, which period certain may not exceed the joint life expectancy of the participant and his designated beneficiary;

                    (3) an annuity for the joint life expectancy of the participant and his designated beneficiary;

                    (4) with the written consent of the participant and, where applicable, his spouse, a lump sum under subparagraph (b) below.

               If such participant's designated beneficiary is not the participant's spouse and is more than 10 years younger than the participant, an annuity shall be paid over a period not exceeding the joint life expectancy of the participant and a designated beneficiary 10 years younger than the participant.

               (vi) Within a reasonable period of time prior to the
                    earliest date on which a married participant could receive payment of benefits under the plan, the committee will furnish him with a written explanation of the terms and conditions of the form of payment specified in subparagraph (a)(i) above, and the financial effect of making an election not to receive payment in such form. An election not to receive payment in the form specified in subparagraph (a)(i) shall be in writing and signed by the participant and consented to by his spouse and may be made or revoked by the participant at any time during the 90-day period prior to commencement of his benefits. Within the three plan year period beginning (i) on the first day of the plan year in which a participant attains age 32 or (ii) if such employee becomes a participant in the plan after attaining age 32, with the plan year in which such employee becomes a participant, the committee will furnish him with a written explanation of the terms and conditions of the form of payment specified in subparagraph
                         (a)(ii) above and the financial effect of making an election not to receive payment in such form. An election not to receive payment in the form specified in subparagraph (a)(ii) may be made by a participant at any time on or after the first day of the plan year in which he attains age 35 years. Such election shall be in writing and consented to by his spouse and may be made or revoked by the participant at any time prior to his death.

          (b) Subject to the provisions of subparagraph (a), by payment in a lump sum.

Subject to the requirements of subparagraph (a) above, the participant may elect the method of distributing his benefits to him and may direct how his benefits are to be paid to his beneficiary. The committee shall select the method of distributing the participant's benefits to his beneficiary if the participant has not filed a direction with the committee. The trustee may make distributions in cash or property, or partly in each, provided property is distributed at its fair market value as of the date of distribution as determined by the trustee. All distributions under the plan shall comply with the requirements of Section 401(a)(9) of the Code and the regulations thereunder.

          7.5 COMMENCEMENT OF DISTRIBUTIONS. Except as provided in the following sentence, payment of a participant's benefits will be made within a reasonable time after his termination date, but not later than 60 days after (a) the end of the plan year in which his termination date occurs, or (b) such later date on which the amount of the payment can be ascertained by the committee. However, if a participant's termination date occurs before he attains age 65 and if the aggregate nonforfeitable balance in his accounts at his termination date or at the time of any prior distribution exceeds $3,500, then payment of such benefits shall be deferred to his attainment of age 65 (or, if elected by the participant, age 70-1/2) unless the participant (or, in the event of his death, his surviving spouse) consents in writing to an immediate distribution. A (i) participant or
(ii) former participant who previously made an election to defer commencement of his benefits whose nonforfeitable balance in his accounts as at his termination date (after any required adjustments) was less than $3,500 will automatically receive his distribution in a lump sum. A participant who previously made an election to defer commencement of his benefits may elect, not more frequently than once each plan year and in an amount not less than $1,000 in each such plan year, to receive a distribution from his account(s) in a lump sum payment.

          7.6 DESIGNATION OF BENEFICIARY. Each participant from time to time, by signing a form furnished by the committee, may designate any person or persons (who may be designated concurrently, contingently or successively) to whom his benefits are to be paid if he dies before he receives all of his benefits. A beneficiary designation form will be effective only when the form is filed with the committee while the participant is alive and will cancel all beneficiary designation forms previously filed with the committee. If a deceased participant failed to designate a beneficiary as provided above, or if the designated beneficiary dies before the participant or before complete payment of the participant's benefits, the committee, in its discretion, may direct the trustee to pay the participant's benefits as follows:

          (a) To or for the benefit of any one or more of his relatives by blood, adoption or marriage and in such proportions as the committee determines; or

          (b) To the legal representative or representatives of the estate of the last to die of the participant and his designated beneficiary.

The term "designated beneficiary" as used in the plan means the person or persons (including a trustee or other legal representative acting in a fiduciary capacity) designated by a participant as his beneficiary in the last effective beneficiary designation form filed with the committee under this subsection and to whom a deceased participant's benefits are payable under the plan. The term "beneficiary" as used in the plan means the natural or legal person or persons to whom a deceased participant's benefits are payable under this subsection.

          7.7 MISSING PARTICIPANTS OR BENEFICIARIES. Each participant and each designated beneficiary must file with the committee from time to time in writing his post office address and each change of post office address. Any communication, statement or notice addressed to a participant or beneficiary at his last post office address filed with the committee, or if no address is filed with the committee then, in the case of a participant, at his last post office address as shown on the employer's records, will be binding on the participant and his beneficiary for all purposes of the plan. Neither the employers nor the committee will be required to search for or locate a participant or beneficiary. If the committee notifies a participant or beneficiary that he is entitled to a payment and also notifies him of the provisions of this subsection, and the participant or beneficiary fails to claim his benefits or make his whereabouts known to the committee within three years after the notification, the benefits of the participant or beneficiary will be disposed of, to the extent permitted by applicable law, as follows:

          (a) If the whereabouts of the participant then is unknown to the committee but the whereabouts of the participant's designated beneficiary then is known to the committee, payment will be made to the designated beneficiary;

          (b) If the whereabouts of the participant and the participant's designated beneficiary then is unknown to the committee but the whereabouts of one or more relatives by blood, adoption or marriage of the participant is known to the committee, the committee may direct the trustee to pay the participant's benefits to one or more of such relatives and in such proportions as the committee decides; or

          (c) If the whereabouts of such relatives and the participant's designated beneficiary then is unknown to the committee, the benefits of such participant or beneficiary will be disposed of in an equitable manner permitted by law under rules adopted by the committee.

          7.8 FACILITY OF PAYMENT. When a person entitled to benefits under the plan is under legal disability, or in the committee's opinion, is in any way incapacitated so as to be unable to manage his financial affairs, the committee may direct the trustee to pay the benefits to such person's legal representative, or to a relative or friend of such person for such person's benefits, or the committee may direct the application of such benefits for the benefit of such person. Any payment made in accordance with the preceding sentence shall be a full and complete discharge of any liability for such payment under the plan.

          7.9 LOANS TO PARTICIPANTS. While it is the primary purpose of the plan to accumulate funds for participants when they retire, it is recognized that under some circumstances it is in the best interests of participants to permit loans to be made to them while they continue in the active service of the employers. Accordingly, the committee, pursuant to such rules as it may from time to time establish, and upon written application by a participant supported by such evidence as the committee may request, may direct the trustee to make a loan to a participant subject to the following: (a) Subject to the provisions of this subsection, each participant may borrow from his accounts (other than his employer contribution account and matched employer contribution account) for general purposes or for residential purposes by filing a written application with the committee requesting such loan. The minimum amount which can be borrowed for any loan will be $1,000. All loans shall be made on a pro rata basis from a participant's income deferral contribution account, participant contribution account and prior plan account and no more than two loans may be outstanding at any time.

          (b) The principal amount of any loan made to a participant, when added to the outstanding balance of all other loans made to the participant from all qualified plans maintained by the employers, shall not exceed the least of: (i) $50,000, reduced by the excess (if any) of the highest outstanding balance during the one-year period ending immediately preceding the date of the loan, over the outstanding balance of all such loans from all such plans on the date of such loan; (ii) 50 percent of the participant's vested account balances under the plan; and (iii) the sum of a participant's income deferral contribution account, participant contribution account and prior plan account (excluding any amounts in such account attributable to the Western IRA Plan).

          (c) Each loan must be evidenced by a written note in a form approved by the committee, shall require substantially level amortization payments (with payments at least quarterly), shall be repaid by regular payroll deduction and shall be secured by the participant's account balances. Each loan shall bear interest at the rate established by the committee and be commensurate with rates charged by commercial lenders on similar loans. Any loan to a married participant must be consented to in writing by the participant's spouse. Such spousal consent shall be obtained no earlier than the beginning of the ninety-day period ending on the date of the loan, must acknowledge the effect of the loan and must be witnessed by a plan representative or notary public. Such consent shall be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan unless such loan is renegotiated, extended, reserved or otherwise revised.

          (d) Each loan shall specify a repayment period which shall not be less than 12 months nor more than 60 months for general purposes and not less than 120 months nor more than 240 months for residential loans used to acquire, construct, reconstruct or substantially rehabilitate any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the participant. No repayment period shall extend beyond a participant's normal retirement date. Amounts repaid by the participant will be recredited to the participant's accounts in the same ratio as the loan is made from such accounts.

          (e) If, on a participant's termination date (other than a termination date described in paragraph 5.1(c)), any loan or portion of a loan made to him under the plan, together with the accrued interest thereon, remains unpaid, the entire amount of the unpaid loan and accrued interest shall be due and payable by the participant; provided that, if such amount is not repaid by the end of the calendar month beginning after his termination date, an amount equal to the outstanding balance of the loan, together with the accrued interest thereon, shall be charged to the participant's accounts after all other adjustments required under the plan, but before any distribution pursuant to subsection 7.4. A participant who has a termination date under subparagraph 5.1(c) need not repay the entire amount of the loan by the end of the calendar month beginning after his termination date, but if payments are in default at the end of any calendar month, such loan shall be charged against the participant's accounts as provided in the preceding sentence.

          (f) In determining the adjusted net worth of the trust fund as of each accounting date, the committee shall disregard any promissory notes held by the trustee evidencing loans made to participants, together with any interest and principal payments on such loans received by the trustee since the preceding accounting date. For purposes of adjusting participants' accounts under subsection 6.3, the committee shall exclude from the credit balance of a participant's accounts the unpaid amount of any loan made to him (disregarding any principal payments made since the last preceding accounting date). Interest paid by a participant on a loan made to him under this subsection 7.9 shall be credited to the accounts of the participant as of the accounting date which ends the accounting period during which such interest payment was made, after all adjustments required under the plan as of the date have been made.

          (g) Notwithstanding any provision to the contrary, the participant's ability to withdraw amounts from his participant contribution account under subsection 4.3 and from his prior plan account under subsection 8.3 shall be restricted to the extent that the outstanding principal and interest due on a loan equals or exceeds 50% of his vested account balances.

          7.10 LATEST DATE FOR DISTRIBUTION. Notwithstanding any provision of the plan to the contrary, payment of benefits to a participant shall be made (or commence) no later than the April 1 of the calendar year following the calendar year in which the participant has attained age 70-1/2.

          7.11 DIRECT TRANSFER OF ELIGIBLE ROLLOVER DISTRIBUTIONS. Effective January 1, 1993, if payment of benefits to a participant, a participant's surviving spouse, or the spouse or former spouse of the participant who is an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code) constitutes an 'eligible rollover distribution' under Section 402 (c) (4) of the Code, then the participant or the participant's spouse (or former spouse) may elect to have such distribution paid directly to an eligible retirement plan described in Section 402 (c) (8) (B) of the Code (except that in the case of an eligible rollover distribution to a participant's surviving spouse on the death of a participant, the definition of an eligible retirement plan is limited to an individual retirement account or individual retirement annuity). Each election by a participant under this subsection shall be made at such time and in such manner as the committee shall determine and shall be effective only in accordance with such rules as shall be established from time to time by the committee. Any election by a participant under this subsection will be subject to the requirements of subparagraph 7.4(a)(v) of the plan.

          7.12 WITHDRAWAL OF INCOME DEFERRAL CONTRIBUTIONS. With the consent of the committee, a participant may elect to withdraw any income deferral contributions made by such participant because of a "hardship" (as defined below) causing an immediate and heavy financial need on the participant. For purposes of this subsection a hardship shall include:

          (a) Medical expenses incurred (or not yet incurred but necessary to obtain such medical care) by the participant, the participant's spouse or the participant's dependents (as defined in Section 152 of the Internal Revenue Code) which are not reimbursed by insurance or otherwise;

          (b) Purchase of a principal residence for the participant, excluding mortgage payments;

          (c) Payment of tuition and related educational fees for the next twelve months of post-secondary education for the participant or the participant's spouse, children or dependents;

          (d) The need to prevent the eviction of the participant from his principal residence or foreclosure under the mortgage on the participant's principal residence;

          (e) Casualty losses or catastrophes such as flooding, hurricanes or tornadoes; or

          (f) Any other hardship which in the opinion of the committee creates an immediate and heavy financial need on the participant.

A withdrawal will be considered necessary to satisfy an immediate and heavy financial need only if the participant represents in writing to the committee that the need cannot reasonably be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the employee's assets and the assets of the employee's spouse and minor children that are reasonably available to the employee, (iii) from other available distributions and loans under this plan or any other qualified retirement plan maintained by the employers or by borrowing from commercial sources on reasonable commercial terms in amounts sufficient to satisfy the need; or (iv) the cessation of income deferral contributions or voluntary contributions to the plan. Each such election shall be in writing, shall be filed with the committee at such time and in such manner as the committee shall determine and shall be effective in accordance with such rules as the committee may establish from time to time. Any withdrawal by a married participant must be consented to in writing by the participant's spouse, must acknowledge the effect of the withdrawal and must be witnessed by a plan representative or notary public.

                                    SECTION 8
                                    ---------

                               PRIOR PLAN ACCOUNTS
                               -------------------


          8.1 TRANSFER OF PRIOR PLAN BALANCES. Each participant in the plan who prior to November 1, 1984 was covered by the Western Publishing Company Employees' Savings and Security Plan ("savings and security plan") and/or Western Profit Sharing Trust Plan has had his account balance(s) under such plan(s) transferred in a lump sum to this plan. In addition, each participant previously covered by the Western Pension Plan for Salaried Employees who was not eligible to receive an annuity under such plan had the option of having the present value of his accrued benefit determined under such plan transferred to this plan in a lump sum. The balances attributable to each such participant's participation in such plans (a "prior plan") will be subject to the provisions of this Section.

          8.2 PRIOR PLAN ACCOUNTS. All such amounts which are transferred to this plan from a prior plan will be held in a separate prior plan account established for the participant which will be fully vested and nonforfeitable at all times. Such prior plan account will be adjusted from time to time in accordance with the provisions of section 6 and, except as otherwise provided in subsection 8.3, will be distributed in accordance with the provisions of Section
7. Appropriate subaccounts will be maintained reflecting each participant's interest in a prior plan.

          8.3 WITHDRAWALS FROM PRIOR PLAN ACCOUNTS. No withdrawals of any portion of a participant's prior plan account will be permitted prior to distribution in accordance with Section 7 of the plan unless such amounts are attributable to such participant's participation in the Savings and Security plan or unless such amounts are attributable to "rollover" amounts as described in subsection 8.4.

          8.4 OTHER TRANSFERRED AMOUNTS AND ROLLOVERS. Subject to such rules and requirements as the committee may establish, a participant may direct the trustee to receive a "rollover" amount either in the form of a direct rollover (as defined in Section 401 (a) (31) of the Code) or an indirect rollover as defined in Section 402(c)(5) or Section 408(d)(3) of the Code attributable to such participant's participation in any other qualified pension or profit sharing plan under Section 401(a) of the Code. Any such rollover amount shall be credited to a prior plan account and will be subject to the provisions of subsection 8.2. At the direction of a participant and with the consent of the committee, the trustee, under this plan, may receive assets held for a participant under any other plan pursuant to a trust-to-trust transfer between such qualified pension or profit sharing plan and this plan. Any such transferred amounts will be credited to a prior plan account and shall be subject to the provisions of subsection 8.2.

                                    SECTION 9
                                    ---------

                                  THE COMMITTEE
                                  -------------


          9.1 MEMBERSHIP. A committee consisting of three or more persons (who may but need not be employees of the employers) shall be appointed by the company. The Secretary of the company shall certify to the trustee from time to time the appointment to (and termination of ) office of each member of the committee and the person who is selected as secretary of the committee.

          9.2 COMMITTEE'S GENERAL POWERS, RIGHTS AND DUTIES. Except as otherwise specifically provided and in addition to the powers, rights and duties specifically given to the committee elsewhere in the plan and the trust agreement, the committee shall have the following powers, rights and duties: (a) To select a secretary, if it believes it advisable, who may but need not be a committee member.

          (b) To determine all questions arising under the plan, including the power to determine the rights or eligibility of employees or participants and any other persons to benefits under the plan, and the amount of their benefits under the plan, and to remedy ambiguities, inconsistencies or omissions.

          (c) To adopt such rules of procedures and regulations as in its opinion may be necessary for the proper and efficient administration of the plan and as are consistent with the plan and trust agreement.

          (d) To enforce the plan in accordance with the terms of the plan and the trust agreement and the rules and regulations adopted by the committee.

          (e) To direct the trustee as respects payments or distributions from the trust fund in accordance with the provisions of the plan.

          (f) To furnish the employers with such information as may be required by them for tax or other purposes in connection with the plan.

          (g) To employ agents, attorneys, accountants or other persons (who also may be employed by the employers) and to allocate or delegate to them such powers, rights and duties as the committee may consider necessary or advisable to properly carry out administration of the plan, provided that such allocation or delegation and the acceptance thereof by such agents, attorneys, accountants or other persons, shall be in writing.

          9.3 MANNER OF ACTION. During a period in which two or more committee members are acting, the following provisions apply where the context admits:

          (a) A committee member by writing may delegate any or all of his rights, powers, duties and discretions to any other member, with the consent of the latter.

          (b) The committee members may act by meeting or by writing signed without meeting, and may sign any document by signing one document or concurrent documents.

          (c) An action or a decision of a majority of the members of the committee as to a matter shall be as effective as if taken or made by all members of the committee.

          (d) If, because of the number qualified to act, there is an even division of opinion among the committee members as to a matter, a disinterested party selected by the committee shall decide the matter and his decision shall control.

          (e) Except as otherwise provided by law, no member of the committee shall be liable or responsible for an act or omission of the other committee members in which the former has not concurred.

          (f) The certificate of the secretary of the committee or of a majority of the committee members that the committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.

          9.4 INTERESTED COMMITTEE MEMBER. If a member of the committee is also a participant in the plan, he may not decide or determine any matter or question concerning distributions of any kind to be made to him or the nature or mode of settlement of his benefits unless such decision or determination could be made by him under the plan if he were not serving on the committee.

          9.5 RESIGNATION OR REMOVAL OF COMMITTEE MEMBERS. A member of the committee may be removed by the company at any time by 10 days' prior written notice to him and the other members of the committee. A member of the committee may resign at any time by giving 10 days' prior written notice to the company and the other members of the committee. The company may fill any vacancy in the membership of the committee; provided, however, that if a vacancy reduces the membership of the committee to less than three, such vacancy shall be filled as soon as practicable. The company shall give prompt written notice thereof to the other members of the committee. Until any such vacancy is filled, the remaining members may exercise all of the powers, rights and duties conferred on the committee.

          9.6 COMMITTEE EXPENSES. All costs, charges and expenses reasonably incurred by the committee will be paid by the employers in such proportions as the company may direct. No compensation will be paid to a committee member as such.

          9.7 INFORMATION REQUIRED BY COMMITTEE. Each person entitled to benefits under the plan shall furnish the committee with such documents, evidence, data or information as the committee considers necessary or desirable for the purpose of administering the plan. The employers shall furnish the committee with such data and information as the committee may deem necessary or desirable in order to administer the plan. The records of the employers as to an employee's or participant's period of employment, termination of employment and the reason therefor, leave of absence, reemployment, compensation and adjusted compensation will be conclusive on all persons unless determined to the committee's satisfaction to be incorrect.

          9.8 UNIFORM RULES. The committee shall administer the plan on a reasonable and nondiscriminatory basis and shall apply uniform rules to all persons similarly situated.

          9.9 REVIEW OF BENEFIT DETERMINATIONS. The committee will provide notice in writing to any participant or beneficiary whose claim for benefits under the plan is denied and the committee shall afford such participant or beneficiary a full and fair review of its decision if so requested.

          9.10 COMMITTEE'S DECISION FINAL. Subject to applicable law, any interpretation of the provisions of the plan and any decisions on any matter within the discretion of the committee made in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the committee shall make such adjustment on account thereof as it considers equitable and practicable.

                                   SECTION 10
                                   ----------

                               GENERAL PROVISIONS
                               ------------------


          10.1 ADDITIONAL EMPLOYERS. Any United States subsidiary of the company may adopt the plan and become a party to the trust agreement by:

          (a) Filing with the company, the committee and the trustee a written instrument to that effect; and

          (b) Filing with the committee and the trustee a certified copy of a resolution of the company's Board of Directors consenting to such action.

          10.2 ACTION BY EMPLOYERS. Any action required or permitted to be taken by an employer under the plan shall be by resolution of its Board of Directors, by resolution of a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee.

          10.3 WAIVER OF NOTICE. Any notice required under the plan may be waived by the person entitled to such notice.

          10.4 CONTROLLING LAW. Except to the extent superseded by laws of the United States, the laws of Wisconsin shall be controlling in all matters relating to the plan.

          10.5 EMPLOYMENT RIGHTS. The plan does not constitute a contract of employment, and participation in the plan will not give any employee the right to be retained in the employ of an employer, nor any right or claim to any benefit under the plan, unless such right or claim has specifically accrued under the terms of the plan.

          10.6 LITIGATION BY PARTICIPANTS. If a legal action begun against the trustee, an employer or the committee or any member thereof by or on behalf of any person results adversely to that person, or if a legal action arises because of conflicting claims to a participant's or other person's benefits, the cost to the trustee, the employers or the committee or any member thereof of defending the action will be charged to the extent permitted by law to the sums, if any, which were involved in the action or were payable to the person concerned.

          10.7 INTERESTS NOT TRANSFERABLE. The interests of persons entitled to benefits under the plan are not subject to their debts or other obligations and, except as may be required by the tax withholding provisions of the Internal Revenue Code or any state's income tax act or pursuant to any qualified domestic relations order as defined in Section 414(p) of the Code, may not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered, except as otherwise provided in Section 401(a) (13) of the Code. Notwithstanding any other provisions of the plan, the committee may direct the trustee to distribute benefits to an alternate payee on the earliest date specified in a qualified domestic relations order, without regard to whether such distribution is made or commences prior to the participant's earliest retirement age (as defined in Section 414 (p) (4) (B) of the Code) or the earliest date that the participant could commence receiving benefits under the plan.

          10.8 ABSENCE OF GUARANTY. Neither the committee nor the employers in any way guarantee the trust fund from loss or depreciation. The liability of the trustee or the committee to make any payment under the plan will be limited to the assets held by the trustee which are available for that purpose.

          10.9 EVIDENCE. Evidence required of anyone under the plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                   SECTION 11
                                   ----------

                            AMENDMENT AND TERMINATION
                            -------------------------

          11.1 AMENDMENT. While the employers expect and intend to continue the plan, the company reserves the right to amend the plan from time to time, except as follows:

          (a) The duties and liabilities of the committee cannot be changed substantially without its consent;

          (b) No amendment shall reduce the accrued benefit (as defined in Section 411(d)(6) of the Code) the participant would be entitled to receive if he had resigned from the employ of all the employers on the date of the amendment; and

          (c) Except as provided in subsection 3.8, under no condition shall an amendment result in the return or repayment to any employer of any part of the trust fund or the income from it or result in the distribution of the trust fund for the benefit of anyone other than persons entitled to benefits under the plan.


          11.2 TERMINATION. The plan will terminate as to all employers (i) on any date specified by the company if thirty days' advance written notice of the termination is given to the committee, the trustee and the other employers or
(ii) on the date that contributions by all employers are completely discontinued under the plan. A partial termination of the plan may occur as to an individual employer or as to a group or class of employees on any date so specified by the company or as required by law.

          11.3 REORGANIZATIONS. No plan termination will occur solely as a result of the judicially declared bankruptcy or insolvency of an employer, or the dissolution, merger, consolidation or reorganization of an employer, or the sale by that employer of all or substantially all of its assets or the termination or complete discontinuance of contributions by any one employer. However, arrangements may be made with the consent of the company whereby the plan will be continued by any successor to that employer or any purchaser of all or substantially all of its assets, in which case the successor or purchaser will be substituted for that employer under the plan and the trust agreement; provided that, if an employer is merged, dissolved, or in any other way organized into, or consolidated with, any other employer, the plan as applied to the former employer will automatically continue in effect without a termination thereof.

          11.4 VESTING AND DISTRIBUTION ON TERMINATION. On termination or partial termination of the plan, the date of termination will be a "special accounting date" and, after all adjustments then required have been made, each affected participant's benefits will be nonforfeitable. If, on termination of the plan, the participant remains an employee of an employer, the amount of his benefits shall be retained in the trust fund until his termination of employment with all of the employers and then shall be paid to him in accordance with the provisions of subsection 7.4. In the event that the participant's employment with all of the employers is terminated coincident with the termination of the plan, his benefits shall be paid to him in a lump sum, subject to the provisions of subsection 7.4.

          11.5 NOTICE OF AMENDMENT OR TERMINATION. Participants will be notified of an amendment or termination of the plan within a reasonable time.

          11.6 PLAN MERGER, CONSOLIDATION, ETC. In the case of any merger or consolidation of this plan with, or the transfer of assets or liabilities of this plan to, any other plan, each participant's benefits if such plan terminated immediately after such merger, consolidation or transfer shall be equal to or greater than the benefits he would have been entitled to receive if this plan had terminated immediately before the merger, consolidation or transfer.

                                   SECTION 12
                                   ----------

                                 TOP-HEAVY RULES
                                 ---------------

          12.1 PURPOSE AND EFFECT. The purpose of this Section is to comply with the requirements of Section 416 of the Code. Except for subsection 12.6, the provisions of this Section shall be effective for each plan year beginning with the plan year ending December 31, 1985 in which the plan is a "top-heavy plan" within the meaning of Section 416(g) of the Code.

          12.2 TOP-HEAVY PLAN. In general, the plan will be top-heavy plan for any plan year if, as of the last day of the preceding plan year (the "determination date"), the sum of the amounts in (a), (b) and (c) below for key employees (defined below and in Section 416(i) (1) of the Code) exceeds 60 percent of the sum of such amounts for all employees who are covered by a defined contribution plan or defined benefit plan which is aggregated in accordance with subsection 12.4 below: (a) The aggregate account balances of participants under this plan.

          (b) The aggregate account balances or participants under any other defined contribution plan included in subsection 12.4.

          (c) The present value of cumulative accrued benefits of participants calculated under any defined benefit plan included in subsection 12.4.

In determining the account balances of participants under this plan (i) such participant's account balances shall be increased by the aggregate distributions, if any, made with respect to the participant during the 5-year period ending on the determination date,

(ii) the account balances of a participant who was previously a key employee, but who is no longer a key employee, shall be disregarded, (iii) the accounts of a beneficiary of a participant shall be considered accounts of the participant and (iv) the account balances of a participant who has not performed any services for an employer during the 5-year period ending on the determination date shall be disregarded.

          12.3 KEY EMPLOYEE. In general, a "key employee" is an employee who, at any time during the plan year ending on the determination date or during any of the four preceding plan years, is: (a) an officer of employer or a controlled group member whose compensation (as defined in subparagraph 6.7(a)) exceeds fifty percent (50%) of the dollar limitation specified in Section 415(b)(1)(A) of the Code for a plan year (including only the greater of three or ten percent of the total employees of the employer and controlled group members but not exceeding 50);

          (b) one of the ten employees owning the largest interests in an employer and all other controlled group members whose compensation (as defined in subparagraph 6.7(a)) exceeds the dollar limitation specified in subparagraph 6.7(a);

          (c) a 5 percent owner of an employer or controlled group member; or

          (d) a 1 percent owner of an employer or controlled group member receiving annual compensation from the employer and all other controlled group members of more than $150,000.

A "key employee" for purposes of any other plan included in subsection 12.4 means a key employee as determined in accordance with such plan.

          12.4 AGGREGATED PLANS. Each other defined contribution plan and defined benefit plan maintained by an employer or controlled group member which covers a "key employee" as a participant or which is maintained by such employer or controlled group member in order for a plan covering a key employee to be qualified shall be aggregated in determining whether this plan is top-heavy. In addition, any other defined contribution or defined benefit plan of an employer or controlled group member may be included if all such plans which are included when aggregated will not discriminate in favor of officers, shareholders or highly compensated employees.

          12.5 MAXIMUM EARNINGS. For any plan year in which the plan is a top-heavy plan, a participant's adjusted compensation in excess of $200,000 (or such greater amount as may be determined by the Commissioner of Internal Revenue for that plan year) shall be disregarded for purposes of subsections 3.4 and 6.5 of the plan.

          12.6 NO DUPLICATION OF BENEFITS. If a participant is covered by another plan maintained by an employer or controlled group member, appropriate modification may be made in the plan in accordance with regulations issued by the Internal Revenue Service to prevent inappropriate duplication of minimum contributions or benefits under Section 416 of the Code.

          12.7 ADJUSTMENT OF COMBINED BENEFIT LIMITATIONS. For any plan year in which the plan is a top-heavy plan, the determination of the defined contribution plan fraction and defined benefit plan fraction under subsection
6.7 of the plan shall be adjusted in accordance with the provisions of Section 416 (h) of the Code.

                                  SUPPLEMENT A
                                  ------------
                                       TO
                                       --
                       GOLDEN COMPREHENSIVE SECURITY PLAN
                       ----------------------------------

          A-1. PURPOSE. The purpose of this Supplement A is to provide for the administration of accounts transferred to this plan effective as of March 31, 1987 from the Western Publishing Company Inc. Employees' IRA Plan (the "IRA plan").

          A-2. EFFECTIVE DATE. The effective date of this Supplement is March 31, 1987 (the "transfer date").

          A-3. ELIGIBILITY. Any employee who was a participant in this plan and in the IRA plan immediately prior to the transfer date and whose account balance in the IRA plan is transferred to this plan shall be eligible to participate in this Supplement and shall be known as a "Supplement A participant."

          A-4. SUPPLEMENT A PARTICIPANTS' ACCOUNTS.

               (a) The committee shall maintain, for each Supplement A participant, an account reflecting the amount transferred to this Supplement on his behalf from the IRA plan and the income, losses, appreciation and depreciation attributable thereto, (an "IRA account"). Each IRA account shall be invested in the same guaranteed interest fund ("Interest Fund II") in which it was invested immediately prior to the transfer date.

               (b) The committee shall adjust the IRA accounts of Supplement A participants in accordance with the provisions of Section 6 of the plan. Any cash amounts received by the trustee with respect to Interest Fund II (and credited to a Supplement A participant's IRA account under the provisions of this subsection) will be reinvested, to the extent possible, in the same Fund, unless such cash amounts are to be held pending distribution to or on account of the participant.

               (c) A Supplement A participant's IRA account will be fully vested in the Supplement A participant at all times.

               (d) A Supplement A participant's IRA account will not be considered an account for purposes of subsection 7.9 of this plan.

          A-5. WITHDRAWAL OF SUPPLEMENT A CONTRIBUTIONS. A Supplement A participant may elect to withdraw all or part of his IRA account no more than once per calendar month, subject to the following conditions and limitations:

               (a) The amount available for any such distribution from the Interest Fund II will be based on the value of the Supplement A participant's IRA account in the Fund as determined as of the end of the month next preceding the date the distribution is to be made.

               (b) The amount withdrawn from a Supplement A participant's IRA account shall be paid in cash. If a participant elects to withdraw less than $250 from his IRA participant's account, the entire balance in his IRA account, will be distributed to him in cash.

               (c) Each election under this subsection shall be filed with the committee at such time and in such manner as specified by the committee.

          A-6. DISTRIBUTION. A Supplement A participant shall be entitled to receive the balance in his IRA account after his termination date, in the manner described in Section 7 of the plan.

          A-7. USE OF TERMS. Notwithstanding Section 8 of the plan, all terms and provisions of the plan shall apply to this Supplement A, except that where the terms and provisions of the plan and this Supplement conflict, the terms and provisions of this Supplement shall control.

                                  SUPPLEMENT A
                                  ------------

                             DATAPAGE PARTICIPATION
                             ----------------------


               A-1 DATAPAGE SALE. On or about September 29, 1989, assets of the plan attributable to the account balances of participants employed in the Datapage Division of the company were transferred to a new qualified retirement plan established for such Datapage Division participants and known as the Datapage Profit Sharing Plan. Subsequently, as a result of the sale of the assets of such Division by the company to Datapage Technologies International, Inc. ("DTI"), such employees were terminated and became employees of DTI.

               A-2 PARTICIPATION IN 1989 ALLOCATION. Notwithstanding the provisions of subsection 6.5 of the plan, each participant in the plan during the 1989 plan year who was employed ion the Datapage Division and transferred to employment with Datapage Technologies International, Inc. on September 29, 1989, shall be eligible to share in the allocation of employer contributions and forfeitures, if any, to be allocated and credited under subsection 6.5 for the 1989 plan year.

               A-3 TRANSFER OF ALLOCATED EMPLOYER CONTRIBUTIONS AND FORFEITURES. Any amounts allocated and credited to the ----------- accounts of participants described in paragraph A-2 above will be transferred to the accounts established for the benefit of such participants under the Datapage Profit Sharing Plan as soon as practicable after such allocations are determined and held for the benefit of such participants under the Datapage Profit Sharing Plan.

               A-4 EFFECTIVE DATE. The effective date of this Supplement A is October 1, 1989.

                                  SUPPLEMENT B
                                  ------------
                                       TO
                                       --
                      GOLDEN COMPREHENSIVE SECURITY PROGRAM
                      -------------------------------------


          B-1. PURPOSE. The purpose of this Supplement B is to provide for the administration of accounts transferred to this plan effective March 15, 1993, as a result of the merger of the Sight & Sound, Inc. 401(k) Profit Sharing Plan ("S&S plan") and the requirements of Section 401(k) (10) of the Code.

          B-2. EFFECTIVE DATE. The effective date of this Supplement is March 15, 1993 (the "transfer date").

          B-3. S&S PLAN PARTICIPANTS. Each former participant in the S&S plan who has become a participant in this plan shall participate in this Supplement and shall be known as a "Supplement B participant."

          B-4. SUPPLEMENT B PARTICIPANTS' ACCOUNTS.

               (a) The committee shall maintain for each Supplement B participant a fully vested nonforfeitable account reflecting the amount transferred to this Supplement on his behalf on the transfer date from the S&S plan attributable to his Participant's Elective Account under the S&S plan and any other account under the S&S plan that he elects to transfer to this plan.

               (b) Each Supplement B participant shall have the same investment choices with respect to the Participant's Elective Account (and any other account which is transferred from the S&S plan) as he would have with respect to his Income Deferral Contribution Account under the plan and, except as otherwise provided herein, such balances shall be distributed in the same manner as other benefits under the plan.

               (c) To the extent a Supplement B participant (or beneficiary of a Supplement B participant) chooses an optional form of payment with respect to transferred amounts which was permitted under the S&S plan but not permitted under this plan, such S&S participant may elect to have his benefits distributed in such form.

               (d) On and after the transfer date, a Supplement B participant's transferred Elective Account will be treated the same as an Income Deferral Contribution Account under the plan and will be subject to the same limitations applicable to such Income Deferral Contribution Account under the plan.

               B-5. USE OF TERMS. Notwithstanding Section 8 of the
                    plan, all terms and provisions of the plan shall apply to this Supplement B, except that where the terms and provisions of the plan and this Supplement conflict, the terms and provisions of this Supplement shall control.

                                SECOND AMENDMENT
                                       OF
                      GOLDEN COMPREHENSIVE SECURITY PROGRAM
               (As Amended and Restated Effective January 1, 1993)


          WHEREAS, Western Publishing Company, Inc. (the "Corporation") maintains the Golden Comprehensive Security Program (the "Plan"); and

          WHEREAS, the Plan was completely amended and restated effective January 1, 1993, and further amendment of the Plan is now considered desirable;

          NOW, THEREFORE, IT IS RESOLVED that, by virtue and in exercise of the power reserved to this Corporation under Subsection 11.1 of the Plan, the Plan, as previously amended, be and it hereby is further amended, effective as of January 1, 1995, by adding the following sentences to Subsection 11.2 of the
Plan:

          "In the event of the termination of employment of substantially all employees of Western Publishing Group, Inc. (the "Company") as a result of the sale of the Company, or a Change of Control, as defined below, of the Company, all participants employed by Western Publishing Group, Inc. on the date of such sale or Change of Control shall be fully vested and have a 100% nonforfeitable interest in their employer contribution and matched employer contribution accounts under the Plan."

          For the purposes of the preceding paragraph "Change of Control" means
          (i) the sale, merger, consolidation or any other extraordinary corporate transaction(s) involving Western Publishing Group, Inc. which results in the then common stockholders of Western Publishing Group, Inc. owning less than 80% of the common equity of the successor company or its parent, or (ii) a change in composition of the Board of Directors of Western Publishing Group, Inc. as the result of a proxy contest, corporate transaction or other agreement which results in the replacement, elimination or increase in membership such that the board members in office, just prior to that event cease to constitute a majority of the new board."

          I, James A. Cohen, Secretary of Western Publishing Company, Inc., hereby certify that the foregoing is a correct copy of a resolution duly adopted by the Board of Directors of said Corporation on June 15, 1995, and that said resolution has not been changed or repealed.


          Dated this 15 day of June, 1995.


                                         /S/ JAMES A. COHEN
                                   -------------------------------
                                       Secretary as Aforesaid

                                               (Corporate Seal)

                                      * * *


          The undersigned, as committee members under the Golden Comprehensive Security Program, hereby acknowledge receipt of a certified copy of the foregoing amendment and hereby consent thereto, this 15th day of June, 1995.

                                        /S/ JAMES A. COHEN
                                   -------------------------------

                                        /S/
                                   -------------------------------

                                        /S/
                                   -------------------------------


                                   -------------------------------
                                   (As Committee Members As Aforesaid)

                            UNANIMOUS WRITTEN CONSENT

                                     OF THE

                               BOARD OF DIRECTORS

                                       OF

                        WESTERN PUBLISHING COMPANY, INC.


          The undersigned, constituting all of the directors of Western Publishing Company, Inc., a Delaware corporation (the "Corporation"), hereby consent to and adopt the following resolutions:

          WHEREAS, Western Publishing Company, Inc. (the "Corporation") maintains the Golden Comprehensive Security Program (the "Plan"); and

          WHEREAS, the Plan was completely amended and restated effective January 1, 1993, and further amendment of the Plan is now considered desirable;

          NOW, THEREFORE, IT IS RESOLVED that, by virtue and in exercise of the power reserved to this Corporation under Subsection 11.1 of the Plan, the Plan, as previously amended, be and it hereby is further amended, effective as of January 1, 1995, by adding the following sentences to Subsection 11.2 of the
Plan:

          "In the event of the termination of employment of substantially all employees of Western Publishing Group, Inc. (the "Company") as a result of the sale of the Company, or a Change of Control, as defined below, of the Company, all participants employed by Western Publishing Group, Inc. on the date of such sale or Change of Control shall be fully vested and have a 100% nonforfeitable interest in their employer contribution and matched employer contribution accounts under the Plan."

          For the purposes of the preceding paragraph "'Change of Control' means
          (i) the sale, merger, consolidation or any other extraordinary corporate transaction(s) involving Western Publishing Group, Inc. which results in the then common stockholders of Western Publishing Group, Inc. owning less than 80% of the common equity of the successor company or its parent, or (ii) a change in composition of the Board of Directors of Western Publishing Group, Inc. as the result of a proxy contest, corporate transaction or other agreement which results in the replacement, elimination or increase in membership such that the board members in office just prior to that event cease to constitute a majority of the new board."

Dated this 15 day of June, 1995.

                                                         /S/
                                               ------------------------
                                               Richard A. Bernstein

                                                         /S/
                                              ------------------------
                                               James A. Cohen

                                                         /S/
                                              ------------------------
                                               Mitchell N. Baron

                                SECOND AMENDMENT
                                       OF
                      GOLDEN COMPREHENSIVE SECURITY PROGRAM
               (As Amended and Restated Effective January 1, 1993)


          WHEREAS, Western Publishing Company, Inc. (the "Corporation") maintains the Golden Comprehensive Security Program (the "Plan") ; and

          WHEREAS, the Plan was completely amended and restated effective January 1, 1993, and further amendment of the Plan is now considered desirable;

          NOW, THEREFORE, IT IS RESOLVED that, by virtue and in exercise of the power reserved to this Corporation under Subsection 11.1 of the Plan, the Plan, as previously amended, be and it hereby is further amended, effective as of January 1, 1995, by adding the following sentences to Subsection 11.2 of the
Plan:

          "In the event of the termination of employment of substantially all employees of Western Publishing Group, Inc. (the "Company") as a result of the sale of the Company, or a Change of Control, as defined below, of the Company, all participants employed by Western Publishing Group, Inc. on the date of such sale or Change of Control shall be fully vested and have a 100% nonforfeitable interest in their employer contribution and matched employer contribution accounts under the Plan."

          For the purposes of the preceding paragraph "'Change of Control' means
          (i) the sale, merger, consolidation or any other extraordinary corporate transaction(s) involving Western Publishing Group, Inc. which results in the then common stockholders of Western Publishing Group, Inc. owning less than 80% of the common equity of the successor company or its parent, or (ii) a change in composition of the Board of Directors of Western Publishing Group, Inc. as the result of a proxy contest, corporate transaction or other agreement which results in the replacement, elimination or increase in membership such that the board members in office just prior to that event cease to constitute at majority of the new board."

          I, James A. Cohen, Secretary of Western Publishing Company, Inc., hereby certify that the foregoing is a correct copy of a resolution duly adopted, by the Board of Directors of said Corporation on June 15, 1995, and that said resolution has not been changed or repealed.

          Dated this 15 day of June, 1995.


                                                  /S/ JAMES A. COHEN
                                              ---------------------------
                                              Secretary as Aforesaid

                                                       (Corporate Seal)

                                      * * *

          The undersigned, as committee members under the Golden
Comprehensive Security Program, hereby acknowledge receipt of a certified copy of the foregoing amendment and hereby consent thereto, this 15 day of June, 1995.

                                                  /S/ JAMES A. COHEN
                                            -----------------------------

                                                  /S/
                                            -----------------------------

                                                  /S/
                                            -----------------------------
                                            (As Committee Members As Aforesaid)

                                                                       (Annex A)

                                 THIRD AMENDMENT
                                 ---------------
                                       OF
                                       --
                      GOLDEN COMPREHENSIVE SECURITY PROGRAM
                      -------------------------------------
               (As Amended and Restated Effective January 1, 1993)

          WHEREAS, this corporation maintains the Golden Comprehensive Security Program (As Amended and Restated Effective January 1, 1993) (the "plan"); and

          WHEREAS, the plan has been amended, and further amendment thereof is now considered desirable;

          NOW, THEREFORE, IT IS RESOLVED that, by virtue and in exercise of the power reserved to this corporation under subsection 11.1 of the plan, the plan, as previously amended, be and it hereby is further amended in the following particulars:

          1. By substituting the following for subsection 2.1 of the plan:

          "2.1. ELIGIBILITY. Subject to the conditions and limitations of the plan, each employee of an employer who was an active participant in the plan immediately prior to January 1, 1996 will continue to participate in the plan on and after that date. Each other employee of an employer will be eligible to become a participant in the plan if he meets the following requirements:

          (a) He is either:

               (i) A salaried employee (that is, an employee whose basic compensation for services rendered to an employer is paid to him in fixed amounts at stated intervals without regard to the number of hours worked, even though he may receive additional compensation in the form of bonuses, overtime pay or commissions); or

               (ii) A member of a group or class of employees of an
                    employer to whom the plan has been extended by the Board of Directors of the employer; and

          (b) He does not belong to a collective bargaining unit of employees represented by a collective bargaining representative, except to the extent that an agreement between the employer and such representative extends the plan to such unit of employees.

Each employee who meets the requirements of subparagraphs (a) and (b) above will become a participant in the plan on the entry date specified in (c) or (d) below, whichever applies:

          (c) If the employee is hired by an employer before January 1, 1996, on the first January 1, April 1, July 1 or October 1 (the 'quarterly entry date') coincident with or next following the date he has completed six months of continuous employment (as defined in subsection 2.2); or

          (d) If the employee is hired by an employer on or after January 1, 1996, on the first day of the calendar month (the `monthly entry date') coincident with or next following the date he has completed twelve months of continuous employment (as defined in subsection 2.2).

Each employee will be notified of the date as of which he becomes a participant in the plan and will be furnished with a summary plan description in accordance with governmental rules and regulations. An employee who would be eligible to participate in the plan on the applicable quarterly entry date or monthly entry date except for the requirements of subparagraph 2.1(a) or (b) will become a participant on the date he satisfies the conditions for participation under such subparagraphs but will not be eligible to make income deferral contributions (as defined in subsection 3.2) or voluntary participant contributions until the quarterly entry date or the monthly entry date, as the case may be, coincident with or next following the date he becomes a participant."

          2. By substituting the following for subsection 2.4 of the plan:

          "2.4. REEMPLOYED FORMER PARTICIPANT. If a former participant in the plan is reemployed by an employer after incurring a one-year break in employment, he will again become a participant in the plan on the date he meets the requirements of subparagraphs 2.1(a) and (b) and will be eligible to make income deferral contributions under subsection 3.2 or voluntary participant contributions under subsection 4.1 on the monthly entry date (or, for former participants reemployed before 1996, the quarterly entry date) coincident with or next following the date he becomes a participant."

          3. By adding the following new subsection 2.6 to the plan immediately following subsection 2.5 thereof:

          "2.6. TRANSFERRED PARTICIPANTS. If a participant in the plan is transferred from employment covered by the plan to employment with a controlled group member that is a participating employer under any other defined contribution plan of a member of the controlled group, the participant's accounts under this plan shall be transferred to such other plan and shall thereafter be subject to all of the terms and conditions of such other plan. Conversely, if a participant in one of the aforementioned defined contribution plans is transferred to employment covered by this plan, such participant's accounts under the other plan shall be transferred to this plan. Each of a participant's transferred accounts shall be combined with the like account established for the participant under subsection 6.1 of this plan, and the combined total of each such account shall thereafter be subject to all of the terms and conditions of this plan, unless and until such participant's accounts are again transferred to one of the aforementioned plans. Each transfer of account balances under this subsection shall be made in accordance with Sections 401(a)(12) and 414(1) of the Code and the regulations thereunder."

          4. By adding the following new sentences to subsection 3.1 of the plan immediately following the last sentence thereof:

          "Employer contributions payable under this subsection may be paid in cash or in shares of common stock of Western Publishing Group, Inc. ('parent company shares'), or any combination thereof, as the employer may elect. Notwithstanding the next preceding sentence, the participating employers may not make a contribution in parent company shares under this subsection 3.1 if such contribution would cause the aggregate fair market value of parent company shares allocated to participants' employer contribution accounts under subsection 6.5 to exceed ten percent of the fair market value of the total of such participants' employer contribution accounts."

          5. By deleting the phrase "by writing filed with the committee," from the first sentence of subsection 3.2 of the plan.

          6. By substituting the following sentences for the last two sentences of subsection 3.2 of the pla

          "A participant may elect to change the rate of his deferrals, or suspend or resume such deferrals, within the limits stated above, by making a new election. Each election under this subsection shall be made at such time, in such manner and in accordance with such rules as the committee shall determine, and shall be effective beginning with the first full pay period of any month, provided the participant has made a proper election before the fifteenth day of the preceding month."

          7. By substituting the following sentences for the first sentence of subsection 3.4 of the plan:

     "Subject to the limitations of the plan and in addition to the annual ployer contributions made under subsection 3.1 and the income deferral contributions made under subsection 3.2, each employer will contribute to the trustee such amount, if any, as the employer may determine in its sole discretion before the beginning of each plan year. Such amount may be stated in terms of an aggregate dollar contribution or a dollar or percentage match of income deferral contributions up to a stated amount or in any other manner. Matching employer contributions as determined under this subsection may be reduced by any forfeitures to be credited to a participant's matched employer contribution account for such period as provided under subsection 7.3."

          8. By adding the following new sentence as the final sentence of subsection 3.4 of the plan:

     "Employer contributions payable under this subsection may be paid in cash or in parent company shares, or any combination thereof, as the employer may elect."

          9. By substituting the following for the penultimate sentence of subsection 4.3 of the plan:

     "Once each month, a participant may withdraw all or a portion of his participant contribution account."

          10. By substituting the following for clause (i) of the first sentence of subsection 5.2 of the plan:

     "(i) payment of all of a participant's account balances is not made immediately following his termination date,"

          11. By substituting the following sentences for the last sentence of subsection 5.2 of the plan:

     "If a participant described in (ii) or (iii) above subsequently meets the requirements for participation in the plan, he will become an active participant in the plan on the date he satisfies the requirements of subparagraphs 2.1(a) and (b), and will be eligible to make income deferral contributions under subsection 3.2 or voluntary participant contributions under subsection 4.1 on the monthly entry date (or, for participants first hired before 1996, the quarterly entry date) coincident with or next following the date he becomes an active participant. If a participant described in (i) above is later reemployed, his subsequent participation will be determined in accordance with the provisions of subsection 2.4."

          12. By substituting the following for the first sentence of subsection 6-2:

     "A 'regular accounting date' shall occur on each business day."

          13. By substituting the following for subsections 6.4 and 6.5 of the plan:

          "6.4. VALUATION OF PARTICIPANTS' ACCOUNTS. Pursuant to rules established by the committee and applied on a uniform and nondiscriminatory basis, participants' accounts will be valued on each accounting date to reflect the fair market value (as determined by the trustee) of the various investment funds as of such date, including adjustments to reflect any distributions (including withdrawals and loans), contributions, rollovers, transfers between investment funds, income, losses, appreciation, or depreciation with respect to such accounts since the previous accounting date.

                  6.5. ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES. Subject to subsection 6.7, as soon as administratively possible after the end of the plan year, each employer's total contribution under subsection 3.1 of the plan for the plan year, plus forfeitures (used to reduce an employer's contribution as provided in subsection 3.1), if any, that are to be allocated in accordance with subsection 7.3 for the plan year, will be allocated and credited to the employer contribution accounts of participants who were employed by such employer during that plan year (excluding participants who resigned or were dismissed from the employ of all of the employers during that year under subparagraph 5.1(e)), pro rata, according to the adjusted compensation paid to them, respectively, by such employer during that year.

          14. By substituting the following for subsection 6.8 of the plan:

          "6.8. INVESTMENT FUNDS. The committee may designate in its discretion one or more funds for the investment of participants' accounts. One such investment fund shall be designated as the Parent Company Stock Fund, which fund will be invested solely in parent company shares. The committee, in its discretion, may from time to time designate or establish new investment funds or eliminate existing investment funds for investment purposes under the plan. Each of the investment funds established under this subsection shall comply with the investment guidelines set forth in the Investment Policy Statement issued by the committee, which Investment Policy Statement (and any subsequent Statement that modifies or replaces it, as determined by the committee from time to time) is incorporated herein by reference. If employer contributions are not made in parent company stock, such contributions will be invested in accordance with the participant's election under subsection 6.9."

          15. By adding the following new subsection 6.9 to the plan immediately following subsection 6.8 thereof:

          "6.9. INVESTMENT FUND ELECTIONS. Each participant may elect, subject to the following provisions, to have a portion or all of his accounts invested in one or more of the investment funds, subject to the following requirements:

               (a) Once in each calendar quarter, a participant may make an investment election with respect to future contributions to be made by him or on his behalf. Notwithstanding the next preceding sentence, if the employer elects to make employer contributions under subsection
                    3.1 or 3.4 in the form of parent company shares, such contributions shall be invested in the Parent Company Stock Fund unless and until the participant makes an election to transfer such amounts in accordance with subparagraph (d) below.

               (b) Each investment election under (a) above shall be effective as soon as administratively possible after the election has been made, and shall be subject to the provisions of subparagraph (c) below. If no new election is made by a participant, all future contributions will be invested in accordance with the participant's last election under (a) above, or, if there is no prior election, in the same percentages as such participant's accounts are invested under (d) below.

               (c) Each election under this subsection shall be made in increments of 10 percent, in accordance with such rules as the committee determines.

               (d) Once in each calendar quarter, a participant may elect to have a portion or all of the amounts previously credited to his accounts transferred among any available investment funds. Such an election shall be effective as soon as administratively possible after the election has been made; and shall be subject to the provisions of subparagraph (c) above. Notwithstanding the foregoing, when an employer contribution under subsection 3.1 or
                    3.4 is made in the form of parent company shares, each participant may make an additional investment election during the plan year to transfer all or a portion of the employer contribution from the Parent Company Stock Fund to any of the other investment funds.

               (e) Notwithstanding the foregoing, any elections by a participant who is an officer or director of Western Publishing Group, Inc. or a significant subsidiary with respect to contributions to or withdrawals from, and elections to transfer amounts between the Parent Company Stock Fund and any other fund, may be limited in accordance with any regulations issued by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934."

          16. By adding the following new subsection 6.10 to the plan immediately following subsection 6.9 thereof:

          "6.10. VOTING AND TENDERING OF PARENT COMPANY SHARES. The voting of parent company shares held in the trust, and if a tender offer is made for parent company shares, the tendering of such shares, shall be subject to the provisions of the Employee Retirement Income Security Act of 1974 (`ERISA') and the following provisions, to the extent such provisions are not inconsistent with ERISA:

          (a) VOTING OF PARENT COMPANY SHARES. With respect to each participant who has an interest in the Parent Company Stock Fund, the trustee shall provide a copy of the notice and proxy statement for each meeting of the holders of common stock issued by Western Publishing Group, Inc., together with an appropriate form for the participant's use in instructing the trustee with respect to the voting of parent company shares that, at the record date for the determination of the shareholders entitled to such notice, and to vote at, such meeting, are allocable to such participant under the Parent Company Stock Fund as of such date. If a participant furnishes timely instructions to the trustee, the trustee (in person or by proxy) shall vote the parent company shares (including fractional shares) allocable to such participant in the Parent Company Stock Fund in accordance with the directions of the participant. Parent company shares allocable to participants in the Parent Company Stock Fund for which timely voting instructions are not received by the trustee shall be voted by the trustee as directed by the committee.

          (b) TENDERING OF PARENT COMPANY SHARES. The trustee shall furnish to each participant who has an interest in the Parent Company Stock Fund notice of any tender offer for, or a request or invitation for tenders of, parent company shares made to the trustee. The trustee shall request from each such participant instructions as to the tendering of parent company shares that are allocable to such participant under the Parent Company Stock Fund. For this purpose, the trustee shall provide participants with a reasonable period of time in which they may consider any such tender offer for, or request or invitation for tenders of, parent company shares made to the trustee. The trustee shall tender parent company shares that are allocable to such participant under the Parent Company Stock Fund as to which the trustee has received instructions to tender from participants within the time specified by the trustee. Parent Company shares that are allocable to a participant under the Parent Company Stock Fund as to which the trustee has not received instructions from participants shall not be tendered.

          (c) APPOINTMENT OF FIDUCIARY. The committee shall be designated, under Section 404(c) of ERISA, as the fiduciary responsible for ensuring that (i) the procedures adopted by the plan administrator with respect to the exercise of the foregoing voting and tender rights are sufficient to safeguard the confidentiality of information related to such exercise; (ii) such procedures are being followed by the plan administrator; and (iii) an independent fiduciary is appointed whenever the committee deems it appropriate for the proper exercise of the foregoing voting and tender rights."

          17. By substituting the word "on" for the phrase "as at the accounting date coincident with or next following" wherever the latter occurs in subsections 7.1 and 7.2 of the plan.

          18. By substituting the reference "subsection 6.4" for the reference "subparagraph 6.4(b)" where the latter reference appears in the second sentence of subsection 7.3 of the plan.

          19. By substituting the following for the third, fourth and fifth sentences of subsection 7.3 of the plan:

     "Forfeitures will be used to reduce the employer's contributions otherwise required under subsection 3.1 or subsection 3.4, as determined by the committee. If a participant is reemployed by an employer or controlled group member before he incurs five consecutive one-year breaks in employment, any forfeitures attributable to such participant shall be recredited to such participant's appropriate account(s) as soon as administratively possible following such participant's reemployment if the participant repays the total amount of any previous distribution attributable to his employer contribution account and matched employer contribution account within five years of his date of reemployment."

                  20. By substituting the following for the final sentence of subparagraph 7.4(a)(ii) of the plan:

     "Such spouse may elect, in accordance with such procedures as the committee may establish, to have any amounts payable to the spouse paid in a lump sum."

          21. By deleting the word "written" from the second sentence of subsection 7.9 of the plan.

          22. By deleting the phrase "in writing" from the second sentence of subsection 7.5 of the plan.

          23. By substituting the following for the first sentence of subparagraph 7.9(a) of the plan:

     "Subject to the provisions of the subsection, each participant may borrow from his accounts (other than his employer contribution account and matched employer contribution account) for general purposes or for residential purposes by making application to the trustee and recordkeeper requesting such loan."



          24. By substituting the following for the final sentence of subparagraph 7.9(d) of the plan:

     "Amounts repaid by the participant will be recredited to the participant's accounts and investment funds in the same ratio that such participant's accounts are invested under subparagraph 6.9(d) of the plan at the time of repayment."

          25. By substituting the following for subparagraph 7.9(f) of the plan:

          "(f) Interest paid by a participant on a loan made to him under this subsection 7.9 shall be credited to the accounts of the participant as soon as administratively possible after such interest payment was made."

          26. By adding the following new subparagraph 7.9(h) to the plan immediately following subparagraph 7.9(g) thereof:

          "(h) For loans initiated on or after April 1, 1996, there shall be charges for setting up the loan, which charges shall be assessed against the borrowing participant's loan proceeds. There also shall be annual maintenance charges, which charges shall be applied to reduce the borrowing participant's accounts on a pro rata basis. The committee shall determine reasonable amounts for such charges from time to time."


          27. By substituting the following for the penultimate sentence of subsection 7.12 of the plan:

               "Each such election shall be made at such time and in such manner as the committee shall determine and shall be effective in accordance with such rules as the committee may establish from time to time."

          28. By substituting the following for the first sentence of subsection
8.1 of the plan:

               "Each participant in the plan who was previously covered by the Western Publishing Company Employees' Savings and Security Plan ('savings and security plan') and/or Western Profit Sharing Trust Plan has had his account balance(s) under such plan(s) transferred in a lump sum to this plan."

          29. By adding the following new sentence as the final sentence of subsection 8.3 of the plan:

               "A participant may make such a withdrawal once each month."

          30. By deleting subsection 12.5 of the plan and by renumbering subsections 12.6 and 12.7 as subsections 12.5 and 12.6, respectively.

          31. By substituting the following for subparagraph A-5(a) of Supplement A to the Pla

     "(a) The amount available for any such distribution from the Interest Fund II will be the value of the Supplement A participant's IRA account in the Fund determined on the date the distribution is to be made."

          32. By substituting the following for subparagraph A-5(c) of Supplement A to the Plan:

          "(c) Each election under this subsection shall be made at such time and in such manner as specified by the committee."


          IT IS FURTHER RESOLVED that particulars 16 and 24 above shall be effective as of January 1, 1994 ; particulars 4, 7, 8 and 19 shall be effective December 31, 1995; particulars 1, 2 and 11 above shall be effective January 1, 1996; and the remaining particulars shall be effective April 1, 1996.

                                                                       (Annex A)
                                FOURTH AMENDMENT
                                ----------------
                                       OF
                                       --
                      GOLDEN COMPREHENSIVE SECURITY PROGRAM
                      -------------------------------------
               (As Amended and Restated Effective January 1, 1993)


     WHEREAS, this corporation maintains the Golden Comprehensive Security Program (As Amended and Restated Effective January 1, 1993) (the "plan"); and

     WHEREAS, the plan has been amended, and further amendment thereof is now considered desirable;

     NOW, THEREFORE, IT IS RESOLVED that, by virtue and in exercise of the power reserved to this corporation under subsection 11.1 of the plan, the plan, as previously amended, be and it hereby is further amended in the following particulars:

     1. By substituting the following for subsection 2.1 (d) of the plan:

          "(d) If the employee is hired by an employer on or after January 1, 1996, on the first day of the calendar month (the "monthly entry date') coincident with or next following the date he has completed thirty (30) days of continuous employment (as defined in subsection 2.2)."

     2. By substituting the following sentence for the first sentence in subsection 3.1 of the plan:

               "Subject to the limitations of the plan, each employer will contribute to the plan for each year an amount equal to three percent (3%) of the adjusted compensation (as defined in subsection 3.3) of participants who have completed one (1) year of continuous service with the company who are entitled to share in the contribution for that year."

     3. By substituting the following sentence for the second sentence in subsection 3.3 of the plan:

               "A participant's 'adjusted compensation' for any plan year means the total cash compensation, including commissions, bonuses, and overtime pay."

     4. By substituting the following sentence for the first sentence in subsection 3.4 of the plan:

          "Subject to the limitations of the plan and in addition to the annual employer contributions made under subsection 3.1 and the income deferral contributions made under subsection 3.2, each employer will contribute for a participant who has completed one (1) year of continuous service with the company an amount equal to sixty percent (60%) of the first six percent (6%) of income deferral contributions (but not exceeding $8,994 or such greater amount as determined pursuant to Section 402(g) of the Code for plan years beginning on or after January 1, 1993) made on behalf of the participants under subsection 3.2, reduced by any forfeitures to be credited to such participant's matched employer contributions account for such period as provided under subsection 7.3."

     5. By substituting the following for subsection 6.5 of the plan:

               "6.5 ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES. Subject to subsection 6.7, as soon as administratively possible after the end of the plan year, each employee's contribution under subsection 3.1 of the plan for the plan year, plus forfeitures (used to reduce an employer's contribution as provided in subsection 3.1), if any, that are to be allocated in accordance with subsection 7.3 for the plan year, will be allocated and credited to the employer contribution accounts of participants who were employed by such employer during that plan year and who had completed one (1) year of continuous service with the company (excluding participants who resigned or were dismissed from the employ of all of the employers during that year under subparagraph 5.1 (e)), pro rata, according to the adjusted compensation paid to them after they had completed one (1) year of continuos service, respectively, by such employer during that year."

IT IS FURTHER RESOLVED that particulars 1, 2, 4 and 5 be effective as of September 1, 1997; and particular 3 be effective January 1, 1998.

                                                                       (Annex A)

                                FOURTH AMENDMENT
                                ----------------
                                       OF
                                       --
                      GOLDEN COMPREHENSIVE SECURITY PROGRAM
                      -------------------------------------
               (As Amended and Restated Effective January 1, 1993)

     WHEREAS, this corporation maintains the Golden Comprehensive Security Program (As Amended and Restated Effective January 1, 1993) (the "plan"); and

     WHEREAS, the plan has been amended, and further amendment thereof is now considered desirable;

     NOW, THEREFORE, IT IS RESOLVED that, by virtue and in exercise of the power reserved to this corporation under subsection 11.1 of the plan, the plan, as previously amended, be and it hereby is further amended in the following particulars:


     1. By substituting the following for subsection 2.1 (d) of the plan:

          "(d) If the employee is hired by an employer on or after January 1, 1996, on the first day of the calendar month (the "monthly entry date') coincident with or next following the date he has completed thirty (30) days of continuous employment (as defined in subsection 2.2)."

     2. By substituting the following sentence for the first sentence in subsection 3.1 of the plan:

          "Subject to the limitations of the plan, each employer will contribute to the plan for each year an amount equal to three percent (3%) of the adjusted compensation (as defined in subsection 3.3) of participants who have completed one (1) year of continuous service with the company who are entitled to share in the contribution for that year."

     3. By substituting the following sentence for the second sentence in subsection 3.3 of the plan:

          "A participant's 'adjusted compensation' for any plan year means the total cash compensation, including commissions, bonuses, and overtime pay."

     4. By substituting the following sentence for the first sentence in subsection 3.4 of the plan:

          "Subject to the limitations of the plan and in addition to the annual employer contributions made under subsection 3.1 and the income deferral contributions made under subsection 3.2, each employer will contribute for a participant who has completed one (1) year of continuous service with the company an amount equal to sixty percent (60%) of the first six percent (6%) of income deferral contributions (but not exceeding $8,994 or such greater amount as determined pursuant to Section 402(g) of the Code for plan years beginning on or after January 1, 1993) made on behalf of the participants under subsection 3.2, reduced by any forfeitures to be credited to such participant's matched employer contributions account for such period as provided under subsection 7.3."

     5. By substituting the following for subsection 6.5 of the plan:

          "6.5 ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES. Subject to subsection 6.7, as soon as administratively possible after the end of the plan year, each employees contribution under subsection 3.1 of the plan for the plan year, plus forfeitures (used to reduce an employer's contribution as provided in subsection 3.1), if any, that are to be allocated in accordance with subsection 7.3 for the plan year, will be allocated and credited to the employer contribution accounts of participants who were employed by such employer during that plan year and who had completed one (1) year of continuous service with the company (excluding participants who resigned or were dismissed from the employ of all of the employers during that year under subparagraph 5.1 (e)), pro rata, according to the adjusted compensation paid to them after they had completed one (1) year of continuos service, respectively, by such employer during that year."

IT IS FURTHER RESOLVED that particulars 1, 2, 4, and 5 be effective as of September 1, 1997; and particular 3 be effective January 1, 1998.

                                 FIFTH AMENDMENT
                                       OF
                      GOLDEN COMPREHENSIVE SECURITY PROGRAM
               (As Amended and Restated Effective January 1, 1993)

     WHEREAS, this corporation maintains the GOLDEN COMPREHENSIVE SECURITY PROGRAM (the "plan") ; and

     WHEREAS, the plan was completely amended and restated effective January 1, 1993, and further amendment of the plan is now considered desirable;

     NOW THEREFORE, IT IS RESOLVED that by virtue and in exercise of the amending power reserved to this corporation under subsection 11.1 of the plan, the plan, as previously amended, be and it is hereby further amended, effective December 1, 1997, by adding the following sentence to the end of Subsection 7.2 of the plan:

     "In the event of the termination of employment of employees of the employer associated with the Cambridge, Maryland facility as a result of the sale of the Cambridge, Maryland facility, all participants employed by the employer associated with the Cambridge, Maryland facility on the date of the such sale whose employment with the employer is terminated on December 1, 1997, shall be fully vested and have a 100% nonforfeitable interest in their employer contribution and matched employer contribution accounts under the plan."

                                      * * *

I, ---------------, Secretary of Golden Books Publishing Company, Inc. hereby certify that the foregoing is a correct copy of resolutions duly adopted by the Board of Directors of said corporation on -------------, 1997, and that said resolutions have not been changed or repealed.


                                             ---------------------------------
                                             Secretary as Aforesaid

                                      * * *

The undersigned,  as committee members under the Golden  Comprehensive  Security
Program, hereby acknowledge receipt of a certified copy of the foregoing amendment, and hereby consent thereto, this ----- day of ------------------, 1997.

                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------

                                            ---------------------------------
                                            As Committee Members As Aforesaid

                                 FIFTH AMENDMENT
                                       OF
                      GOLDEN COMPREHENSIVE SECURITY PROGRAM
               (As Amended and Restated Effective January 1, 1993)


     WHEREAS, this corporation maintains the GOLDEN COMPREHENSIVE SECURITY PROGRAM (the "plan") ; and

     WHEREAS, the plan was completely amended and restated effective January 1, 1993, and further amendment of the plan is now considered desirable;

     NOW THEREFORE, IT IS RESOLVED that by virtue and in exercise of the amending power reserved to this corporation under subsection 11.1 of the plan, the plan, as previously amended, be and it is hereby further amended, effective December 1, 1997, by adding the following sentence to the end of Subsection 7.2 of the plan:

     "In the event of the termination of employment of employees of the employer associated with the Cambridge, Maryland facility as a result of the sale of the Cambridge, Maryland facility, all participants employed by the employer associated with the Cambridge, Maryland facility on the date of the such sale whose employment with the employer is terminated on December 1, 1997, shall be fully vested and have a 100% nonforfeitable interest in their employer contribution and matched employer contribution accounts under the plan."

                                      * * *

I, Philip Galanes, Secretary of Golden Books Publishing Company, Inc. hereby certify that the foregoing is a correct copy of resolutions duly adopted by the Board of Directors of said corporation on ---------, 1997, and that said resolutions have not been changed or repealed.


                                                       /S/
                                             -------------------------------
                                             Secretary as Aforesaid

                                      * * *

The undersigned, as committee members under the Golden Comprehensive Security Program, hereby acknowledge receipt of a certified copy of the foregoing amendment, and hereby consent thereto, this 24th day of November, 1997.


                                                      /S/
                                             -------------------------------

                                                      /S/
                                             -------------------------------

                                                      /S/
                                             -------------------------------

                                             -------------------------------
                                             As Committee Members As Aforesaid

                                 FIFTH AMENDMENT
                                       OF
                      GOLDEN COMPREHENSIVE SECURITY PROGRAM
               (As Amended and Restated Effective January 1, 1993)


     WHEREAS, this corporation maintains the GOLDEN COMPREHENSIVE SECURITY PROGRAM (the "plan"); and

     WHEREAS, the plan was completely amended and restated effective January 1, 1993, and further amendment of the plan is now considered desirable;

     NOW THEREFORE, IT IS RESOLVED that by virtue and in exercise of the amending power reserved to this corporation under subsection 11.1 of the plan, the plan, as previously amended, be and it is hereby further amended, effective December 1, 1997, by adding the following sentence to the end of Subsection 7.2 of the plan:

     "In the event of the termination of employment of employees of the employer associated with the Cambridge, Maryland facility as a result of the sale of the Cambridge, Maryland facility, all participants employed by the employer associated with the Cambridge, Maryland facility on the date of the such sale whose employment with the employer is terminated on December 1, 1997, shall be fully vested and have a 100% nonforfeitable interest in their employer contribution and matched employer contribution accounts under the plan."

                                      * * *

I, Philip Galanes, Secretary of Golden Books Publishing Company, Inc. hereby certify that the foregoing is a correct copy of resolutions duly adopted by the Board of Directors of said corporation on 11/24, 1997, and that said resolutions have not been changed or repealed.

                                                       /S/
                                             -------------------------------
                                             Secretary as Aforesaid

                                      * * *

The undersigned, as committee members under the Golden Comprehensive Security Program, hereby acknowledge receipt of a certified copy of the foregoing amendment, and hereby consent thereto, this 24th day of November, 1997.



                                                      /S/
                                             -------------------------------

                                                      /S/
                                             -------------------------------

                                                      /S/
                                             -------------------------------

                                             -------------------------------
                                             As Committee Members As Aforesaid

                                 SIXTH AMENDMENT
                                       OF
                      GOLDEN COMPREHENSIVE SECURITY PROGRAM
               (As Amended and Restated Effective January 1, 1993)


     WHEREAS, this corporation maintains the GOLDEN COMPREHENSIVE SECURITY PROGRAM (the "plan"); and

     WHEREAS, the plan was completely amended and restated effective January 1, 1993, and further amendment of the plan is now considered desirable;

     NOW THEREFORE, IT IS RESOLVED that by virtue and in exercise of the amending power reserved to this corporation under subsection 11.1 of the plan, the plan, as previously amended, be and it is hereby further amended, effective January 1, 1998, by substituting the following sentence for the first sentence in subsection 3.1 of the plan:

     "Subject to the limitations of the plan, each employer will contribute to the plan for each plan year an amount, as determined solely by the company based on its financial performance, which will vary between zero percent (0%) and three percent (3%) of the adjusted compensation (as defined in subsection 3.3) of participants who have completed one
     (1) year of continuous service with the company who are entitled to share in the contribution for that year."

                                      * * *

I, Philip Galanes, Secretary of Golden Books Publishing Company, Inc. hereby certify that the foregoing is a correct copy of resolutions duly adopted by the Board of Directors of said corporation on 11/24, 1997, and that said resolutions have not been changed or repealed.

                                                       /S/
                                             -------------------------------
                                             Secretary as Aforesaid

                                      * * *

The undersigned,  as committee members under the Golden  Comprehensive  Security
Program, hereby acknowledge receipt of a certified copy of the foregoing amendment, and hereby consent thereto, this ---- day of -------------, 1997.


                                                      /S/
                                             -------------------------------

                                                      /S/
                                             -------------------------------

                                                      /S/
                                             -------------------------------

                                             -------------------------------
                                             As Committee Members As Aforesaid

                                SEVENTH AMENDMENT
                                       OF
                      GOLDEN COMPREHENSIVE SECURITY PROGRAM
               (As Amended and Restated Effective January 1, 1993)


     WHEREAS, this corporation maintains the GOLDEN COMPREHENSIVE
SECURITY PROGRAM (the "plan"); and

     WHEREAS, the plan was completely amended and restated effective January 1, 1993, and further amendment of the plan is now considered desirable;

     NOW THEREFORE, IT IS RESOLVED that by virtue and in exercise of the amending power reserved to this corporation under subsection 11.1 of the plan, the plan, as previously amended, be and it is hereby further amended in the following particulars:

1.   By substituting the following for subsection 6.9(a) of the plan:

          "(a) On a daily basis, a participant may make an investment election with respect to future contributions to be made by him or on his behalf. Notwithstanding the next preceding sentence, if the employer elects to make employer contributions under subsection 3.3 in the form of parent company shares, such contributions shall be invested in the Parent Company Stock Fund unless and until the participant makes an election to transfer such amounts in accordance with subparagraph (d) below."

2. By substituting the following for subsection 6.9(d) of the plan:

          "(d) On a daily basis, a participant may elect to have a portion or all of the amounts previously credited to his accounts transferred among any available investment funds. Such an election shall be effective as soon as administratively possible after the election has been made; and shall be subject to the provisions of subparagraph (c) above."

3. By substituting the following for subsection 7.5 of the plan:

          "7.5. COMMENCEMENT OF DISTRIBUTIONS. Except as provided in the following sentence, payment of a participant's benefits will be made within a reasonable time after his termination date, but not later than 60 days after (a) the end of the plan year in which his termination occurs, or (b) such later date on which the amount of the payment can be ascertained by the committee. However, if a participant's termination date occurs before he attains age 65 and if the aggregate nonforfeitable balance in his accounts at his termination date or at the time of any prior distribution exceeds $5,000 (or the dollar limit under section 411(a)(11) if the Internal Revenue Code, if greater), then payment of such benefits shall be deferred to his attainment of age 65 (or, if elected by the participant, age 70 1/2) unless the participant (or, in the event of his death, his surviving spouse) consents to an immediate distribution. A (i) participant or (ii) former participant who previously made an election to defer commencement of his benefits whose nonforfeitable balance in his accounts as at his termination date (after any required adjustments) was less than $5,000 (or the dollar limit under section 411 (a) of the Internal Revenue Code, if greater) will automatically receive his distribution in a lump sum. A participant who previously made an election to defer commencement of his benefits may elect, not more frequently than once each plan year and in an amount not less than $1,000 in each such plan year, to receive a distribution from his account(s) in a lump sum payment."

     IT IS FURTHER RESOLVED that particulars 1 and 2 above shall be effective February 18, 1999; and particular 3 shall be effective January 1, 1999.

                                      * * *

I, Philip Galanes, Secretary of Golden Books Publishing Company, Inc. hereby certify that the foregoing is a correct copy of resolutions duly adopted by the Board of Directors of said corporation on 11/24, 1997, and that said resolutions have not been changed or repealed.

                                                       /S/
                                             -------------------------------
                                             Secretary as Aforesaid

                                      * * *

The undersigned,  as committee members under the Golden  Comprehensive  Security
Program, hereby acknowledge receipt of a certified copy of the foregoing amendment, and hereby consent thereto, this ---- day of --------------, 1999.

                                                      /S/
                                             -------------------------------

                                                      /S/
                                             -------------------------------

                                                      /S/
                                             -------------------------------

                                             -------------------------------
                                             As Committee Members As aforesaid